Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class Y Shares

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2009

Columbia Short Term Bond Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Fund’s prospectuses dated August 1, 2009. The most recent annual report for the Fund, which includes the Fund’s audited financial statements dated March 31, 2009, are incorporated by reference into this SAI.

Copies of the Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/20321-0809

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SAI PRIMER

The SAI is a part of the Fund’s registration statement that is filed with the SEC. The registration statement includes the Fund’s prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Fund that is not required to be in the Fund’s prospectuses. The SAI expands discussions of certain matters described in the Fund’s prospectuses and provides certain additional information about the Fund that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Fund’s investments;

•	the Fund’s investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Fund;

•	the Fund’s brokerage practices;

•	the share classes offered by the Fund;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Fund, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Fund, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BANA	Bank of America, National Association

BAS	Banc of America Securities LLC

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Glossary

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 17 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian or State Street	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Fund, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Fund’s shares

FHLMC	Federal Home Loan Mortgage Corporation

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund	The open-end management investment company listed on the front cover of this SAI that is a series of the Trust

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Fund as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Fund as defined in the 1940 Act

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor

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Glossary

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Merrill Lynch	Merrill Lynch & Co., Inc.

MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

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Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Short Term Bond Fund	Columbia Short Term Bond Fund

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Fund, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

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ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in major asset classes, and the Advisor had approximate assets under management of $310.5 billion as of June 30, 2009.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On September 26, 2005, the name of the Fund was changed from Nations Short-Term Income Fund to Columbia Short Term Bond Fund.

The Fund represents a separate series of the Trust and is an open-end diversified management investment company.

The Fund has a fiscal year end of March 31st.

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ABOUT THE FUND’S INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of the Fund’s total assets) and related principal investment risks for the Fund are discussed in the Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for the Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, the Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for the Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business

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activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Non-Fundamental Investment Policies

1.	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	The Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	To the extent the Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

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2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

The Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for the Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in the Fund’s prospectuses. The Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent a type of security identified below for the Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which the Fund may invest is set forth below. The Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. The Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Advisor or sub-advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund engages in such strategies, it may not achieve its investment objective.

See also About the Fund’s Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Short Term Bond Fund
Asset-Backed Securities	✓
Bank Obligations (Domestic and Foreign)	✓
Common Stock	✓
Convertible Securities	✓
Corporate Debt Securities	✓
Derivatives	✓
Index or Linked Securities (Structured Products)	✓
Futures Contracts and Options on Futures Contracts	✓
Stock Options and Stock Index Options	✓
Swap Agreements	✓
Dollar Rolls	✓
Foreign Currency Transactions	✓
Foreign Securities	✓
Guaranteed Investment Contracts (Funding Agreements)	✓
Illiquid Securities	✓
Initial Public Offerings	✓
Investments in Other Investment Companies	✓

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Permissible Fund Investments

Investment Type	Short Term Bond Fund
Low and Below Investment Grade Securities	✓
Money Market Instruments	✓
Mortgage-Backed Securities	✓
Municipal Securities	✓
Participation Interests	✓
Preferred Stock	✓
Private Placement and Other Restricted Securities	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓
Repurchase Agreements	✓
Reverse Repurchase Agreements	✓
Stripped Securities	✓
U.S. Government and Related Obligations	✓
Variable- and Floating-Rate Obligations	✓
Warrants and Rights	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations.

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Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Corporation (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can

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be listed and traded on domestic stock exchanges, such as the NYSE, AMEX or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the

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event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

The Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

The Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

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Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, the Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

The Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would

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receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, the Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, the Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

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Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with the Fund’s custodian.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated

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account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by the Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by the Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, the Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

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To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit the Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by

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selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. The Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

The Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by the Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the

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Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. The Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by the Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Stock Options and Stock Index Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or

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may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of the Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has

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been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Fund generally will treat purchased dealer options as illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund’s investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium

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reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. The Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of the Fund’s net assets would be invested in (i) illiquid investments (determined

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under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that the Fund may not write covered options on an index.

Foreign Stock Index Options. The Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. The Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Another example is if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other

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investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. The Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the

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contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. The Fund foregoes principal and interest paid on the securities during the “roll” period. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by the Fund from the transaction. Dollar rolls also involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow the Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” The Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of the Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. The Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may

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suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow the Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. The Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow the Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. The Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow the Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which the Fund’s securities are denominated.

The Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by the Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for the Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver at the time the Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that the Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to the Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce the Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of the insurance

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company’s general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. The Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to the Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by the Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, the Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on the Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which the Fund seeks to achieve its investment objective. The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that the Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. Such other investment companies may include ETFs which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although the Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there

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may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for the Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that the Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, the Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, the Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

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The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by the Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of the Fund’s net assets. The Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by

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mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments—Variable- and Floating-Rate Obligations, Permissible Fund Investments—Zero Coupon, Pay-in-kind and Step-Coupon Securities and Permissible Fund Investments—Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest

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are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

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The Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with the relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which the Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as the Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. The Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

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In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter

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of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which the Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. The Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, the Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate

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enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, the Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, the Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if the Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by the Fund.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

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U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable and Floating-Rate Obligations for more information.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, the Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

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When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by the Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, the Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the Fund agrees to purchase the securities. The Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, the Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. The Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to the Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

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Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

The Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Fund’s Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, the Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund. In general, pursuant to the 1940 Act, the Fund may borrow money only from banks in an amount not exceeding 33 1 /3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund participates in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, the Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

The Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If the Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when the Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in

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the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to the Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, the Fund may engage in short sales that are not “against the box,” which are sales by the Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, the Fund must borrow or purchase the security. If borrowed, the Fund is then obligated to replace the security borrowed from the third party, so the Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although the Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

The Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. The Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if the Fund sells a security short, and that security’s price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of the Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/ dealers and other institutional investors. Securities loans by the Fund are made pursuant to agreements that

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require that loans be secured continuously by collateral in cash. The Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

The Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. The Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For the Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

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•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico Capital Management, LLC, a sub-advisor to certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security or issuer).

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any

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affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc
Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor, and Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, sub-advisor to certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico Capital Management, LLC, sub-advisor for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

ADP	None	Proxy voting and research utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Advisor.	Five days after quarter-end

Checkfree	None	To facilitate the investment management of bank client accounts.	Daily

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. Columbia Management Pte. Ltd. is not registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended. Columbia Management Pte. Ltd. has entered into a Memorandum of Understanding (MOU) with the Advisor pursuant to which Columbia Management Pte. Ltd. is considered a “participating affiliate” of the Advisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered investment advisor. Investment professionals from Columbia Management Pte. Ltd. may render portfolio management or research services to clients of the Advisor, including the Funds, under the MOU, and are subject to supervision by the Advisor.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days’ notice or by the Advisor on at least 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Fund pays the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in the Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

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The Advisor received fees from the Fund for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal years.

Advisory Fees Paid by the Fund

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Short Term Bond Fund
Advisory Fee Paid	$3,615,919	$2,820,376	$3,276,758
Amount Waived by the Advisor	$221,792	$188,025	—
Amount Reimbursed by the Advisor	—	—	$218,450

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Fund. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Fund are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Leonard Aplet	Short Term Bond Fund
Ronald Stahl	Short Term Bond Fund

Compensation

As of the Fund’s most recent fiscal year end, the Advisor’s portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Primary Benchmark(s)	Peer Group(s) (Lipper Classification)
Leonard Aplet	Barclays Capital 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Classification
Ronald Stahl	Barclays Capital 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Classification

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

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Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of March 31, 2009.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered Open-end and Closed-end Funds		Other Pooled Investment Vehicles		Other Accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Leonard Aplet	6	$618 million	10	$3.3 billion	81	$4 billion
Ronald Stahl	6	$618 million	10	$3.3 billion	70	$4 billion

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the compensation of the Advisor’s portfolio manager(s) is based on performance, as of March 31, 2009.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Managers	Other SEC-registered Open-end and Closed-end Funds		Other Pooled Investment Vehicles		Other Accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Leonard Aplet	—	—	—	—	—	—
Ronald Stahl	—	—	—	—	—	—

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Advisor’s portfolio manager(s), as of March 31, 2009.

Portfolio Manager Ownership of the Fund as of March 31, 2009

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Leonard Aplet	Short Term Bond Fund	$500,001 - $1,000,000	(a)
		$10,001 - $ 50,000	(b)
Ronald Stahl	Short Term Bond Fund	$0

(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.

The Advisor’s Portfolio Managers and Potential Conflicts of Interest

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

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Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Fund.

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Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of the Fund; (iii) prepare and, if applicable, file all documents required for compliance by the Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of the Fund’s other third party service providers; and (vi) maintain certain books and records of the Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in the Fund’s prospectuses.

The following chart shows the administration fees paid to the Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Fund

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Short Term Bond Fund
Administration Fee Paid	$1,550,851	$1,165,896	$1,373,210
Amount Waived/Reimbursed by the Administrator	$241,564	—	$218,450

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Fund. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Fund. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus an additional monthly fee based on annualized percentage rate of average daily net assets of the Fund for the month. The Fund also reimburses State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees

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payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement. Prior to January 1, 2008, the Fund also reimbursed Columbia Management Advisors, LLC for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Fund also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the portfolio securities of the series of the Trust and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Fund for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Fund

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Short Term Bond Fund	$171,635	$170,169	$185,412
Amount Paid to Columbia Management Advisors, LLC	—	$10,280	—
Amount Paid to State Street Bank and Trust Company	$171,635	$159,889	—

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Fund. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Fund on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

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The Distribution Agreement became effective with respect to the Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the past three fiscal periods.

Underwriting Commissions Paid by the Fund and Retained by the Distributor

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Short Term Bond Fund
Amount Paid
Class Y shares	N/A	N/A	N/A
Amount Retained
Class Y shares	N/A	N/A	N/A

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Fund for the various services they provide to the Fund. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Fund, each of which typically is included as an exhibit to Part C of the Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Fund is based, in some manner, on the size of the Fund’s assets under management. As the size of the Fund’s assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Fund. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Fund’s prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Fund may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services it provides for clients and customers other than the Fund. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division), BAS, BAI, Merrill Lynch, MLPF&S and the First Republic division of Merrill Lynch Bank & Trust Co., are

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engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Fund. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Fund. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Fund. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Fund, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Fund and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Fund.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Fund and/or investment decisions made for the Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Fund is invested. For example, the Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Fund. In this situation, the allocation of, and competition for, investment opportunities among the Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Fund and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interest.

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Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of the Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Fund. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Fund. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of interest.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to the Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to the Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by the Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Fund, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Fund. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Fund. Trades made by Bank of America and its affiliates for the Fund may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Fund and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Fund as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Fund for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to the Fund’s portfolio securities may nonetheless benefit other advised/managed

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funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Fund, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Fund, Bank of America and its affiliates have adopted policies and procedures, and the Fund, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Fund. For example, BAS or MLPF&S may sell securities to the Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Fund and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Fund and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Fund’s investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Fund’s Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Fund

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which the Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, the Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by the Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations,

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Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI or MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management or the First Republic division of Merrill Lynch Bank & Trust Co., as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Fund’s shares, in addition to the sales-related and other compensation that these parties may receive from the Fund. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Fund that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Fund is generally based on the Fund’s assets under management and those assets will grow as shares of the Fund are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for the Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Fund. Effective January 1, 2008, the Fund pays the Transfer Agent an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Fund may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.15% of the Fund’s net assets represented by the account. The Fund also pays certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. For the period April 1, 2006 through December 31, 2007, the Fund paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Fund paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Transfer Agent was entitled to reimbursement by the Fund for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Fund’s sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

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The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Fund’s Custodian. State Street is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Fund’s independent registered public accounting firm. The Fund issues unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Fund’s fiscal year ended March 31, 2009 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Fund’s books and review its tax returns for the fiscal year ended March 31, 2010.

The Report of the Independent Registered Public Accounting firm and the audited financial statements included in the Annual Report to Shareholders of the Fund dated March 31, 2009 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Fund’s prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution and Servicing Plans

The Trust has not adopted distribution and servicing plans for Class Y shares of the Fund.

Expense Limitations

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages:

Fund	Expenses Exceeding:
Short Term Bond Fund	0.48% of average daily net assets

Codes of Ethics

The Fund, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Fund. These Codes of Ethics are included as exhibits to Part C of the Fund’s registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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Proxy Voting Policies and Procedures

The Fund has delegated to the Advisor or, as applicable, a sub-advisor, the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor and, as applicable, a sub-advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor (or sub-advisor), its affiliates, its other clients or other persons.

The Advisor’s policy is to vote proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Voting Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Voting Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Advisor’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Fund. References to the best interests of the Fund refer to the interest of the Fund in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Fund. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s and the sub-advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Fund, the services of certain officers of the Fund and such other personnel (other than the personnel of the Advisor or the investment

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sub-advisor(s), if applicable) as are required for the proper conduct of the Fund’s affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Fund’s shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of the Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Fund.

The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; brokerage commissions chargeable to the Fund in connection with Fund securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Fund’s shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Fund (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Fund’s shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Fund which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Fund. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility to assure that the Fund is managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), from 2000 through current	66	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	66	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer — California Bank, N.A., from January 2008 through current	66	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman — Conseco, Inc. (insurance), September 2003 through current; Executive Chairman — Conseco, Inc. (insurance), August 2004 through September 2005	66	Director — Conseco, Inc. (insurance)

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007	66	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	66	Board Member — Piedmont Natural Gas

Interested Trustee Biographical Information

Anthony M. Santomero* (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006	66	Director — Renaissance Reinsurance Ltd.; Director — Penn Mutual Life Insurance Company; Director — Citigroup

*	Mr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

Standing Committees

The Trust has four standing committees, including the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and the Fund’s investment advisor(s), administrator(s) and other key service providers

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(other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of the Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Fund maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested persons” (as defined in the 1940 Act). The Audit Committee met on six occasions during the last fiscal year.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving advisory and sub-advisory contracts; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard, William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all not “interested persons” (as defined in the 1940 Act). The Contracts Review Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested persons” (as defined in the 1940 Act). The Governance Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee

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assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all not “interested persons” (as defined in the 1940 Act). The Investment Committee met on five occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended March 31, 2009

Name of Trustee	Aggregate Compensation for Short Term Bond Fund for the Fiscal Year ended March 31, 2009
Edward J. Boudreau, Jr.(b)	$3,696
William P. Carmichael(c)	$4,591
Minor M. Shaw(d)	$3,540
R. Glenn Hilliard(e)	$3,540
William A. Hawkins(f)	$3,655
John J. Nagorniak(g)	$3,151

Interested Trustee Compensation for the Fiscal Year Ended March 31, 2009

Anthony M. Santomero(h)	$3,074

Independent Trustee Compensation for the Calendar Year Ended December 31, 2008

Name of Trustee	Aggregate Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2008(a)
Edward J. Boudreau, Jr.(b)	$245,000
William P. Carmichael(c)	$302,500
Minor M. Shaw(d)	$227,500
R. Glenn Hilliard(e)	$231,250
William A. Hawkins(f)	$240,000
John J. Nagorniak(g)	$185,000

Interested Trustee Compensation for the Calendar Year Ended December 31, 2008

Anthony M. Santomero(h)	$180,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

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(b)

During the fiscal year ended March 31, 2009, Mr. Boudreau deferred $1,121 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(c)

During the fiscal year ended March 31, 2009, Mr. Carmichael deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Carmichael deferred $46,032 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(d )

During the fiscal year ended March 31, 2009, Ms. Shaw deferred $1,790 of her compensation from the Fund. During the calendar year ended December 31, 2008, Ms. Shaw deferred $104,833 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(e)

During the fiscal year ended March 31, 2009, Mr. Hilliard deferred $3,271 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hilliard deferred $213,121 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(f)

During the fiscal year ended March 31, 2009, Mr. Hawkins deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(g)

During the fiscal year ended March 31, 2009, Mr. Nagorniak deferred $969 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Nagorniak deferred $51,156 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(h)

During the fiscal year ended March 31, 2009, Mr. Santomero deferred $1,577 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

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Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of the Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2008

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.	Short Term Bond Fund — A	E

William P. Carmichael	Short Term Bond Fund — E	E

Minor M. Shaw	Short Term Bond Fund — A	E

R. Glenn Hilliard	Short Term Bond Fund — A	E

William A. Hawkins	Short Term Bond Fund — A	E

John J. Nagorniak	Short Term Bond Fund — A	E

Interested Trustee Ownership for the Calendar Year Ended December 31, 2008

Anthony M. Santomero	Short Term Bond Fund — A	D

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The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer — Columbia Funds, from June 2008 to January 2009; Treasurer — Columbia Funds, October 2003 — May 2008; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003 — December 2004; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2008	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration, June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)	Treasurer	2008	Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Timothy P. Kane (Born 1974)	Assistant Treasurer	2008	Head of Valuation of the Advisor since July 2007; Manager, Accounting Oversight Department of the Advisor since September 2004; Internal Auditor, State Street Corporation (financial services) from June 2004 to September 2004; Senior Auditor, Deloitte (public accounting firm) prior to June 2004.

Kenneth E. O’Connor (Born 1970)	Assistant Treasurer	2008	Head of Mutual Fund Performance of the Advisor since September 2006; Senior Manager, Mutual Fund Performance of the Advisor from 2003 to September 2006.

Joseph F. DiMaria (Born 1968)	Chief Accounting Officer	2008	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director, Columbia Management Services, Inc. since July 2004; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Managing Director of the Advisor since May 2009; Assistant General Counsel, Bank of America from October 2006 through May 2009; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 through October 2006.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Laura E. Flores (Born 1976)	Assistant Secretary	2008	Assistant General Counsel, Bank of America since September 2008; Associate, Morgan, Lewis & Bockius, LLP (law firm) from September 2004 to September 2008.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make(s) the day-to-day investment decisions for the Fund, as applicable) is responsible for decisions to buy and sell securities for the Fund, for the selection of broker/dealers, for the execution of the Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Fund is affiliated with the NYSE specialist firm Banc of America Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Banc of America Specialist, Inc. may make a market in certain securities held by the Fund.

In placing orders for portfolio securities of the Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other

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cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Fund. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Fund.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse

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repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that the Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for the Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Fund with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Fund during its three most recently completed fiscal years. In certain instances the Fund may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Fund*

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Short Term Bond Fund	$10,309	$8,123	$2,503

*

Differences, year to year, in the amount of brokerage commissions paid by a Fund (as disclosed in the table above) were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.

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The Fund paid no brokerage commissions to affiliated broker/dealers for the three most recently completed fiscal years.

Directed Brokerage

The Fund or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund’s brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Advisor.

During the fiscal year ended March 31, 2009, the Fund directed no brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Fund, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of March 31, 2009, the Fund owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Fund	Broker/Dealer	Dollar Amount of Securities Held
Short Term Bond Fund	Barclays Capital	$3,160,335
	CS First Boston Corp.	$16,583,538
	Deutsche Bank AG	$6,032,289
	Goldman Sachs & Co.	$20,194,131
	JPMorgan Chase & Co.	$59,989,769
	Lehman Brothers, Inc.	$4,516,888
	Merrill Lynch & Co., Inc.	$11,181,178
	Morgan Stanley & Co., Inc.	$8,276,909
	Citigroup	$17,722,079
	UBS Warburg LLC	$2,379,475

Additional Shareholder Servicing Payments

The Fund, along with the Transfer Agent and/or the Distributor, may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts to financial intermediaries in connection with the provision of these shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Fund also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

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In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for the establishment of the Fund on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and other Bank of America affiliates had not agreed to make shareholder servicing payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Bank of America affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Additional Financial Intermediary Payments

The Distributor and other Bank of America affiliates may pay compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Fund, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Fund.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a Class Y share, the amount the Fund will receive as proceeds from such sales or the expenses paid by Class Y shares as shown under the heading Fees and Expenses in the Fund’s Class Y shares prospectus.

Marketing Support Payments

The Distributor and the Advisor may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Fund and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

The financial arrangements likely will vary for each financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a materially different basis when dealing with other affiliates of Bank of America. Such increased or otherwise modified payments to the other

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Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and other Bank of America affiliates had not agreed to make marketing support payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Bank of America affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Fund offers shares in the classes shown in the table below. Subject to certain limited exceptions discussed in the Fund’s prospectuses, the Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. The Fund, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of the Fund without thereby changing the proportionate beneficial interests in the Fund and to divide such shares into classes. Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of the Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Fund

Fund	Class A Shares	Class B Shares*	Class C Shares	Class Y Shares	Class Z Shares
Short Term Bond Fund	✓	✓	✓	✓	✓

*	Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. See the prospectus for Class B shares of the Fund for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Fund’s obligation only if the Fund had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

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Dividend Rights

The shareholders of the Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of the Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by the Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectus for Class B shares of the Fund, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Fund’s prospectuses.

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Redemptions

The Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Fund utilizing the methods, and subject to the restrictions, described in the Fund’s prospectuses. The following information supplements information in the Fund’s prospectuses.

The Fund has authorized one or more broker/dealers to accept buy and sell orders on the Fund’s behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Fund’s behalf. The Fund will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

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•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the

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sales proceeds. The purchase must be made into an account for the same owner but does not need to be into the same Columbia Fund from which the shares were sold. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and purchases of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 591/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

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Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At the Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of the Fund is based on the Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise.

The value of the Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Fund’s fair valuation procedures.

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Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Fund’s fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in the Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Fund’s prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund, even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of the Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of the Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which the Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends as defined below). The Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although the Fund generally intends to distribute all of its net capital gain, the Fund may determine to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, the Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions

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from the Fund in the year they are actually distributed. If the Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, the Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income for the year (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by the Fund).

Capital Loss Carryforwards

Subject to certain limitations, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals the Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

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If the Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though the Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by the Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options that may be used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule

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and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

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The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in derivatives transactions.

Any investment by the Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

The Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also

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provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by the Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied the regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or to sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions and gain may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. The Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

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In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. The Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). The Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new

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purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution.

Foreign Taxes

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that the Fund will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S.

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federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Fund are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that the Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010, distributions made to foreign shareholders and properly designated by the Fund as

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“interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividend and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. “Short-term capital gain dividends” are distributions attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, even if the Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, the Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to distributions to foreign shareholders from the Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions described below. Additionally, special rules apply to the sale of shares in the Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the

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fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund that holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from the Fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If the Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders. In the hands of an foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior 12 months), such amounts will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If the Fund is subject to the rules of this paragraph, its foreign shareholders will also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if the Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, similar rules also apply to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend this treatment to January 1, 2010 and beyond.

In addition, if the Fund is a USRPHC, it must typically withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding is generally required with respect to amounts paid in redemption of shares of the Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding to January 1, 2010 and beyond.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

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It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 30, 2009, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Short Term Bond Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,746,437.4050	24.17%

Short Term Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,049,600.8560	20.61%

Short Term Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	257,200.7850	5.05%

Short Term Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	99,759,738.8080	70.14%

Control Person Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Short Term Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	99,759,738.8080	60.87%

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APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

A-1

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-2

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

A-3

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

A-4

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

A-5

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Last Review Date:	March 2009
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940
Form N-PX
ERISA Department of Labor Bulletin 08-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of

1	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5.	Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the Proxy Committee.

6.	Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

7.	Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)

Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

APPENDIX A — CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class A, Class B, Class C and Class Z Shares

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2009

State Intermediate Municipal Bond Funds
Columbia California Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Virginia Intermediate Municipal Bond Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated August 1, 2009. The most recent annual report for the Funds, which include the Funds’ audited financial statements dated March 31, 2009, are incorporated by reference into this SAI.

Copies of any Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/20212-0809

1

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor. Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator
Administrator	Columbia Management Advisors, LLC
Advisor	Columbia Management Advisors, LLC
AMEX	American Stock Exchange
BAI	Banc of America Investment Services, Inc.
BANA	Bank of America, National Association
BAS	Banc of America Securities LLC
Bank of America	Bank of America Corporation
BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.
Board	The Trust’s Board of Trustees
California Intermediate Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund
CMOs	Collateralized mortgage obligations
Code	Internal Revenue Code of 1986, as amended
Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 17 of Form N-1A
Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.
Custodian or State Street	State Street Bank and Trust Company
Distributor	Columbia Management Distributors, Inc.
Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Term	Definition
Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares
FHLMC	Federal Home Loan Mortgage Corporation
Fitch	Fitch Investors Service, Inc.
FNMA	Federal National Mortgage Association
The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust
Georgia Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund
GNMA	Government National Mortgage Association
Independent Trustees	The Trustees of the Board who are not “interested persons” of the Fund as defined in the 1940 Act
Interested Trustee	The Trustee of the Board who is an “interested person” of the Funds as defined in the 1940 Act
Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor
IRS	United States Internal Revenue Service
LIBOR	London Interbank Offered Rate
Maryland Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Merrill Lynch	Merrill Lynch & Co., Inc.
MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated
Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations system
North Carolina Intermediate Municipal Bond Fund	Columbia North Carolina Intermediate Municipal Bond Fund
NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
Principal Underwriter	Columbia Management Distributors, Inc.
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended
S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).
SAI	This Statement of Additional Information
SEC	United States Securities and Exchange Commission
Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor
South Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund
State Intermediate Municipal Bond Fund(s)	One or more of the state intermediate municipal bond funds in the Columbia Funds Family
Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.
Transfer Agent	Columbia Management Services, Inc.

Term	Definition
The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates
Trustee(s)	One or more of the Board’s Trustees
Virginia Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in major asset classes, and the Advisor had approximate assets under management of $310.5 billion as of June 30, 2009.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On September 26, 2005, the names of the Funds were changed as follows: Nations California Intermediate Municipal Bond Fund to Columbia California Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund to Columbia Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund to Columbia Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund to Columbia North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund to Columbia South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund to Columbia Virginia Intermediate Municipal Bond Fund.

Each of the Funds represents a separate series of the Trust and, except for the Maryland Intermediate Municipal Bond Fund, is an open-end diversified management investment company. Each of the Funds has a fiscal year end of March 31st.

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds; and

7.	Except the Maryland Intermediate Municipal Bond Fund, Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.	Under normal circumstances,

•

California Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund, each will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	Maryland Intermediate Municipal Bond Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of the Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for each Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in a Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. A Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Advisor or a Fund’s sub-advisor, if applicable: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

Permissible Fund Investments

Investment Type	California Intermediate Municipal Bond Fund	Georgia Intermediate Municipal Bond Fund	Maryland Intermediate Municipal Bond Fund	North Carolina Intermediate Municipal Bond Fund	South Carolina Intermediate Municipal Bond Fund	Virginia Intermediate Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓
Derivatives	✓	✓	✓	✓	✓	✓
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓
Municipal Securities	✓	✓	✓	✓	✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓

Investment Type	California Intermediate Municipal Bond Fund	Georgia Intermediate Municipal Bond Fund	Maryland Intermediate Municipal Bond Fund	North Carolina Intermediate Municipal Bond Fund	South Carolina Intermediate Municipal Bond Fund	Virginia Intermediate Municipal Bond Fund
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Corporation (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed and traded on domestic stock exchanges, such as the NYSE, AMEX or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund

Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by the fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a fund and its shareholders. A shareholder may be charged fees not only on fund shares held directly but also on the investment company shares that a fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, supports such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by the GNMA (also known as Ginnie Mae), the FNMA (also known as Fannie Mae), or the FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with the relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating-rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S.

Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans by a Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. A Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

A Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. A Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and a Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

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For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico Capital Management, LLC, a sub-advisor to certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security or issuer).

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical	Ad hoc

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
and trading tool.

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor, and Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, sub-advisor to certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico Capital Management, LLC, sub-advisor for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

ADP	None	Proxy voting and research utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Advisor.	Five days after quarter-end

Checkfree	None	To facilitate the investment	Daily

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
management of bank client accounts.

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to a Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days notice or by the Advisor on at least 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Fees and Expenses – Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal years.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
California Intermediate Municipal Bond Fund
Advisory Fee Paid	$895,804	$628,029	$551,247
Amount Waived by the Advisor	$299,298	—	—
Amount Reimbursed by the Advisor	—	$245,824	$269,630
Georgia Intermediate Municipal Bond Fund
Advisory Fee Paid	$508,291	$483,879	$490,581
Amount Waived by the Advisor	$212,433	—	—
Amount Reimbursed by the Advisor	—	$246,888	$251,480
Maryland Intermediate Municipal Bond Fund
Advisory Fee Paid	$637,768	$665,252	$704,827
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	$239,429	$267,402	$292,639
North Carolina Intermediate Municipal Bond Fund
Advisory Fee Paid	$743,468	$716,191	$693,633
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	$259,156	$293,196	$305,301
South Carolina Intermediate Municipal Bond Fund
Advisory Fee Paid	$831,600	$735,156	$753,208
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	$267,234	$273,304	$316,287
Virginia Intermediate Municipal Bond Fund
Advisory Fee Paid	$1,321,628	$1,314,492	$1,292,017
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	$367,033	$386,045	$429,520

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Maureen Newman	California Intermediate Municipal Bond Fund
Maureen Newman	Georgia Intermediate Municipal Bond Fund
Maureen Newman	Maryland Intermediate Municipal Bond Fund
Maureen Newman	North Carolina Intermediate Municipal Bond Fund
Maureen Newman	South Carolina Intermediate Municipal Bond Fund
Maureen Newman	Virginia Intermediate Municipal Bond Fund

Compensation

As of the Funds’ most recent fiscal year end, the Advisor’s portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager	Primary Benchmark(s)	Peer Group(s) (Lipper Classification)
Maureen G. Newman

Barclays Capital 3-15 Year Blend Municipal Bond

Index (California Intermediate Municipal Bond Fund,

Georgia Intermediate Municipal Bond Fund,

Maryland Intermediate Municipal Bond Fund, North

Carolina Intermediate Municipal Bond Fund, South

Carolina Intermediate Municipal Bond Fund, Virginia

Intermediate Municipal Bond Fund)

Lipper California Intermediate Municipal Debt Funds Classification (California Intermediate Municipal Bond Fund)

Lipper Other States Intermediate Municipal Debt Funds Classification (Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund)

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of March 31, 2009.

Other Accounts Managed by the Portfolio Manager(s)

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Maureen G. Newman(a)	5	$1.08 billion	—	—	11	$3.5 million
Maureen G. Newman(b)	5	$0.89 billion	—	—	11	$3.5 million
Maureen G. Newman(c)	5	$1.01 billion	—	—	11	$3.5 million
Maureen G. Newman(d)	5	$1.01 billion	—	—	11	$3.5 million
Maureen G. Newman(e)	5	$1.0 billion	—	—	11	$3.5 million
Maureen G. Newman(f)	5	$1.06 billion	—	—	11	$3.5 million

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Georgia Intermediate Municipal Bond Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Virginia Intermediate Municipal Bond Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than North Carolina Intermediate Municipal Bond Fund.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than South Carolina Intermediate Municipal Bond Fund.
(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than California Intermediate Municipal Bond Fund.
(f)	“Other SEC-registered open-end and closed-end funds” represents funds other than Maryland Intermediate Municipal Bond Fund.

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of March 31, 2009.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Maureen G. Newman (a)	—	—	—	—	—	—
Maureen G. Newman (b)	—	—	—	—	—	—
Maureen G. Newman(c)	—	—	—	—	—	—
Maureen G. Newman(d)	—	—	—	—	—	—
Maureen G. Newman (e)	—	—	—	—	—	—
Maureen G. Newman (f)	—	—	—	—	—	—

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Georgia Intermediate Municipal Bond Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Virginia Intermediate Municipal Bond Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than North Carolina Intermediate Municipal Bond Fund.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than South Carolina Intermediate Municipal Bond Fund.
(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than California Intermediate Municipal Bond Fund.
(f)	“Other SEC-registered open-end and closed-end funds” represents funds other than Maryland Intermediate Municipal Bond Fund.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Advisor’s portfolio manager(s), as of March 31, 2009.

Portfolio Manager Ownership of the Funds as of March 31, 2009

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Maureen G. Newman	Georgia Intermediate Municipal Bond Fund	None
Maureen G. Newman	Virginia Intermediate Municipal Bond Fund	None
Maureen G. Newman	North Carolina Intermediate Municipal Bond Fund	None
Maureen G. Newman	South Carolina Intermediate Municipal Bond Fund	None
Maureen G. Newman	California Intermediate Municipal Bond Fund	None
Maureen G. Newman	Maryland Intermediate Municipal Bond Fund	None

The Advisor’s Portfolio Managers and Potential Conflicts of Interest

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Fees and Expenses – Annual Fund Operating Expenses in each Fund’s prospectuses.

The following chart shows the administration fees paid to the Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
California Intermediate Municipal Bond Fund
Administration Fee Paid	$264,344	$163,661	$132,092
Amount Waived/Reimbursed by the Administrator	—	—	—
Georgia Intermediate Municipal Bond Fund
Administration Fee Paid	$133,545	$115,028	$111,632
Amount Waived/Reimbursed by the Administrator	—	—	—
Maryland Intermediate Municipal Bond Fund
Administration Fee Paid	$177,259	$176,246	$183,938
Amount Waived/Reimbursed by the Administrator	—	—	—
North Carolina Intermediate Municipal Bond Fund
Administration Fee Paid	$212,808	$193,432	$180,158
Amount Waived/Reimbursed by the Administrator	—	—	—
South Carolina Intermediate Municipal Bond Fund
Administration Fee Paid	$242,696	$199,829	$200,268
Amount Waived/Reimbursed by the Administrator	—	—	—
Virginia Intermediate Municipal Bond Fund
Administration Fee Paid	$408,177	$395,351	$382,108
Amount Waived/Reimbursed by the Administrator	—	—	—

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, each Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed Columbia Management Advisors, LLC for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. Each Fund also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
California Intermediate Municipal Bond Fund	$93,328	$82,942	$84,745
Amount Paid to Columbia Management Advisors, LLC	—	$10,280	—
Amount Paid to State Street Bank and Trust Company	$93,328	$72,662	—

Georgia Intermediate Municipal Bond Fund	$66,874	$74,426	$79,627
Amount Paid to Columbia Management Advisors, LLC	—	$10,280	—
Amount Paid to State Street Bank and Trust Company	$66,874	$64,146	—

Maryland Intermediate Municipal Bond Fund	$73,866	$83,948	$90,846
Amount Paid to Columbia Management Advisors, LLC	—	$10,280	—
Amount Paid to State Street Bank and Trust Company	$73,866	$73,668	—

North Carolina Intermediate Municipal Bond Fund	$77,582	$86,956	$90,971
Amount Paid to Columbia Management Advisors, LLC	—	$10,280	—
Amount Paid to State Street Bank and Trust Company	$77,582	$76,676	—

South Carolina Intermediate Municipal Bond Fund	$81,703	$84,427	$91,715
Amount Paid to Columbia Management Advisors, LLC	—	$10,280	—
Amount Paid to State Street Bank and Trust Company	$81,703	$74,147	—

Virginia Intermediate Municipal Bond Fund	$105,618	$113,544	$118,506
Amount Paid to Columbia Management Advisors, LLC	—	$10,280	—
Amount Paid to State Street Bank and Trust Company	$105,618	$103,264	—

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the three most recently completed fiscal years.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Period Ended March 31, 2009	Fiscal Period Ended March 31, 2008	Fiscal Period Ended March 31, 2007
California Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$13,086	$1,585	$11,206
Amount Retained
Class A shares	$21,316	$162	$1,235
Class B shares	$1,377	$540	$199
Class C shares	$406	$0	$0
Georgia Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$4,631	$7,927	$10,562
Amount Retained
Class A shares	$454	$839	$4,743
Class B shares	$0	$2,301	$3,842
Class C shares	$0	$0	$1,679
Maryland Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$31,838	$11,083	$3,287
Amount Retained
Class A shares	$3,179	$1,176	$292
Class B shares	$283	$654	$10,447

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Period Ended March 31, 2009	Fiscal Period Ended March 31, 2008	Fiscal Period Ended March 31, 2007
Class C shares	$0	$0	$0
North Carolina Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$21,324	$6,097	$6,728
Amount Retained
Class A shares	$2,537	$669	$542
Class B shares	$229	$2,893	$144
Class C shares	$0	$263	$0
South Carolina Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$18,959	$4,052	$3,078
Amount Retained
Class A shares	$7,258	$345	$263
Class B shares	$0	$1,134	$3,633
Class C shares	$141	$1,210	$0
Virginia Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$22,633	$21,118	$7,568
Amount Retained
Class A shares	$2,300	$2,173	$16,062
Class B shares	$97	$1,746	$3,859
Class C shares	$947	$21	$0

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division), BAS, BAI, Merrill Lynch, MLPF&S and the First Republic division of Merrill Lynch Bank & Trust Co., are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – The Advisor’s Portfolio Managers and Potential Conflicts of Interest.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – The Advisor’s Portfolio Managers and Potential Conflicts of Interest.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of

Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS or MLPF&S may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI or MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management or the First Republic division of Merrill Lynch Bank & Trust Co., as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective January 1, 2008, the Funds pay the Transfer Agent an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Funds may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period April 1, 2006 through December 31, 2007, the Funds paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Transfer Agent was entitled to reimbursement by the Funds for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds’ Custodian. State Street is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended March 31, 2009 have been audited by Pricewaterhouse Coopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for the fiscal year ended March 31, 2010.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Funds dated March 31, 2009 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the prospectuses and this SAI have been so incorporated in reliance upon the report of the Funds’ independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington D.C. 20001.

Distribution and Servicing Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for Class A shares, Class B shares and Class C shares of the Funds that offer those classes. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B Shares, except for certain limited transactions from existing investors in Class B shares. See the prospectus for Class B shares of the Funds for details.

The Trust has adopted shareholder servicing plans (Servicing Plans) and Distribution Plans for the Class B and Class C shares and a combined distribution and shareholder servicing plan for Class A shares. The Servicing Plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The Distribution Plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit

Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Payments under the Class A Distribution and Servicing Plan, the Class B Distribution Plan and the Class C Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

Fund	Class A Shares	Class B Shares	Class C Shares
California Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$41,881	—	—
Distribution Fee	—	$3,019	$8,744
Service Fee	—	$1,007	$2,914

Georgia Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$37,561	—	—
Distribution Fee	—	$9,454	$14,558
Service Fee	—	$3,151	$4,853

Maryland Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$60,288	—	—
Distribution Fee	—	$18,140	$13,204
Service Fee	—	$6,007	$4,401

North Carolina Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$56,041	—	—
Distribution Fee	—	$17,612	$25,362
Service Fee	—	$5,841	$8,451

South Carolina Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$46,609	—	—
Distribution Fee	—	$15,751	$42,479
Service Fee	—	$5,257	$14,160

Virginia Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$118,797	—	—
Distribution Fee	—	$16,598	$10,506
Service Fee	—	$5,539	$3,502

Expense Limitations

The Advisor has voluntarily agreed to reimburse a portion of each Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages:

Fund	Expenses Exceeding:
California Intermediate Municipal Bond Fund*	0.55% of average daily net assets
Georgia Intermediate Municipal Bond Fund*	0.55% of average daily net assets
Maryland Intermediate Municipal Bond Fund*	0.55% of average daily net assets
North Carolina Intermediate Municipal Bond Fund*	0.55% of average daily net assets

South Carolina Intermediate Municipal Bond Fund*	0.55% of average daily net assets
Virginia Intermediate Municipal Bond Fund*	0.55% of average daily net assets

*	The Advisor is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement if such recovery does not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor or, as applicable, a sub-advisor, the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor and, as applicable, a sub-advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor (or sub-advisor), its affiliates, its other clients or other persons.

The Advisor’s policy is to vote proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Voting Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Voting Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Advisor’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at

www.columbiafunds.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or certain Columbia Funds, including the Funds, based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility to assure that the Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	66	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	66	Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer – California Bank, N.A., from January 2008 through current	66	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005	66	Director – Conseco, Inc. (insurance)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	66	Trustee and Chairman – Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President – Micco Corporation and Mickel Investment Group	66	Board Member – Piedmont Natural Gas

Interested Trustee Biographical Information

Anthony M. Santomero* (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, 2000 through April 2006	66	Director – Renaissance Reinsurance Ltd.; Director – Penn Mutual Life Insurance Company; Director – Citigroup

*	Mr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

Standing Committees

The Trust has four standing committees, including the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested persons” (as defined in the 1940 Act). The Audit Committee met on six occasions during the last fiscal year.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving advisory and sub-advisory contracts; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard, William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all not “interested persons” (as defined in the 1940 Act). The Contracts Review Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested persons” (as defined in the 1940 Act). The Governance Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all not “interested persons” (as defined in the 1940 Act). The Investment Committee met on five occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended March 31, 2009

Name of Trustee	Aggregate Compensation from California Intermediate Municipal Bond Fund for the Fiscal Year ended March 31, 2009(a)	Aggregate Compensation from Georgia Intermediate Municipal Bond Fund for the Fiscal Year ended March 31, 2009(a)	Aggregate Compensation from Maryland Intermediate Municipal Bond Fund for the Fiscal Year ended March 31, 2009(a)	Aggregate Compensation from North Carolina Intermediate Municipal Bond Fund for the Fiscal Year ended March 31, 2009(a)	Aggregate Compensation from South Carolina Intermediate Municipal Bond Fund for the Fiscal Year ended March 31, 2009(a)	Aggregate Compensation from Virginia Intermediate Municipal Bond Fund for the Fiscal Year ended March 31, 2009(a)
Edward J. Boudreau, Jr(b)	$3,696	$3,696	$3,696	$3,696	$3,696	$3,696
William P. Carmichael(c)	$4,591	$4,591	$4,591	$4,591	$4,591	$4,591
Minor M. Shaw(d)	$3,540	$3,540	$3,540	$3,540	$3,540	$3,540
R. Glenn Hilliard(e)	$3,540	$3,540	$3,540	$3,540	$3,540	$3,540
William A. Hawkins(f)	$3,655	$3,655	$3,655	$3,655	$3,655	$3,655
John J. Nagorniak(g)	$3,151	$3,151	$3,151	$3,151	$3,151	$3,151

Interested Trustee Compensation for the Fiscal Year Ended March 31, 2009

Anthony M. Santomero(h)	$3,074	$3,074	$3,074	$3,074	$3,074	$3,074

Independent Trustee Compensation for the Calendar Year Ended December 31, 2008

Name of Trustee	Aggregate Compensation from Columbia Funds Complex for the Calendar Year ended December 31, 2008(a)
Edward J. Boudreau, Jr(b)	$245,000
William P. Carmichael(c)	$302,500
Minor M. Shaw(d)	$227,500
R. Glenn Hilliard(e)	$231,250
William A. Hawkins(f)	$240,000
John J. Nagorniak(g)	$185,000

Interested Trustee Compensation for the Calendar Year Ended December 31, 2008

Anthony M. Santomero(h)	$180,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)

During the fiscal year ended March 31, 2009, Mr. Boudreau deferred $1,121 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(c)

During the fiscal year ended March 31, 2009, Mr. Carmichael deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Carmichael deferred $46,032 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(d)

During the fiscal year ended March 31, 2009, Ms. Shaw deferred $1,790 of her compensation from each Fund. During the calendar year ended December 31, 2008, Ms. Shaw deferred $104,833 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(e)

During the fiscal year ended March 31, 2009, Mr. Hilliard deferred $3,271 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Hilliard deferred $213,121 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(f)

During the fiscal year ended March 31, 2009, Mr. Hawkins deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(g)

During the fiscal year ended March 31, 2009, Mr. Nagorniak deferred $969 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Nagorniak deferred $51,156 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(h)

During the fiscal year ended March 31, 2009, Mr. Santomero deferred $1,577 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2008

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.	California Intermediate Municipal Bond Fund – A	E
Georgia Intermediate Municipal Bond Fund – A
Maryland Intermediate Municipal Bond Fund – A
North Carolina Intermediate Municipal Bond Fund – A
South Carolina Intermediate Municipal Bond Fund – A
Virginia Intermediate Municipal Bond Fund – A

William P. Carmichael	California Intermediate Municipal Bond Fund – A	E
Georgia Intermediate Municipal Bond Fund – A
Maryland Intermediate Municipal Bond Fund – A
North Carolina Intermediate Municipal Bond Fund – A
South Carolina Intermediate Municipal Bond Fund – A
Virginia Intermediate Municipal Bond Fund – A

Minor M. Shaw	California Intermediate Municipal Bond Fund – A	E
Georgia Intermediate Municipal Bond Fund – A
Maryland Intermediate Municipal Bond Fund – A
North Carolina Intermediate Municipal Bond Fund – A
South Carolina Intermediate Municipal Bond Fund – A
Virginia Intermediate Municipal Bond Fund – A

R. Glenn Hilliard	California Intermediate Municipal Bond Fund – A	E
Georgia Intermediate Municipal Bond Fund – A
Maryland Intermediate Municipal Bond Fund – A
North Carolina Intermediate Municipal Bond Fund – A
South Carolina Intermediate Municipal Bond Fund – A
Virginia Intermediate Municipal Bond Fund – A

William A. Hawkins	California Intermediate Municipal Bond Fund – A	A
Georgia Intermediate Municipal Bond Fund – A
Maryland Intermediate Municipal Bond Fund – A
North Carolina Intermediate Municipal Bond Fund – A
South Carolina Intermediate Municipal Bond Fund – A
Virginia Intermediate Municipal Bond Fund – A

John J. Nagorniak	California Intermediate Municipal Bond Fund – A	E
Georgia Intermediate Municipal Bond Fund – A
Maryland Intermediate Municipal Bond Fund – A
North Carolina Intermediate Municipal Bond Fund – A
South Carolina Intermediate Municipal Bond Fund – A
Virginia Intermediate Municipal Bond Fund – A

Interested Trustee Ownership for the Calendar Year Ended December 31, 2008

Anthony M. Santomero	California Intermediate Municipal Bond Fund – A	D
Georgia Intermediate Municipal Bond Fund – A
Maryland Intermediate Municipal Bond Fund – A
North Carolina Intermediate Municipal Bond Fund – A
South Carolina Intermediate Municipal Bond Fund – A
Virginia Intermediate Municipal Bond Fund – A

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, October 2003 – May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 – December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2008	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration, June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)	Treasurer	2008	Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Timothy P. Kane (Born 1974)	Assistant Treasurer	2008	Head of Valuation of the Advisor since July 2007; Manager, Accounting Oversight Department of the Advisor since September 2004; Internal Auditor, State Street Corporation (financial services) from June 2004 to September 2004; Senior Auditor, Deloitte (public accounting firm) prior to June 2004.

Kenneth E. O’Connor (Born 1970)	Assistant Treasurer	2008	Head of Mutual Fund Performance of the Advisor since September 2006; Senior Manager, Mutual Fund Performance of the Advisor from 2003 to September 2006.

Joseph F. DiMaria (Born 1968)	Chief Accounting Officer	2008	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director, Columbia Management Services, Inc. since July 2004; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Managing Director of the Advisor since May 2009; Assistant General Counsel, Bank of America from October 2006 through May 2009; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 through October 2006.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Laura E. Flores (Born 1976)	Assistant Secretary	2008	Assistant General Counsel, Bank of America since September 2008; Associate, Morgan, Lewis & Bockius, LLP (law firm) from September 2004 to September 2008.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make(s) the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Banc of America Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Banc of America Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Funds’ interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
California Intermediate Municipal Bond Fund	$1,099	—	—
Georgia Intermediate Municipal Bond Fund	$472	—	—
Maryland Intermediate Municipal Bond Fund	$875	—	—
North Carolina Intermediate Municipal Bond Fund	$1,619	—	—
South Carolina Intermediate Municipal Bond Fund	$1,486	—	—
Virginia Intermediate Municipal Bond Fund	$1,261	—	$2,002

The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended March 31, 2007, 2008 and 2009.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended March 31, 2009, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of March 31, 2009, the Funds owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of March 31, 2009

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Intermediate Municipal Bond Fund	—	—
Georgia Intermediate Municipal Bond Fund	—	—
Maryland Intermediate Municipal Bond Fund	—	—
North Carolina Intermediate Municipal Bond Fund	—	—
South Carolina Intermediate Municipal Bond Fund	—	—
Virginia Intermediate Municipal Bond Fund	—	—

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor and the Advisor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized the Funds to pay up to 0.15% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and/or other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America Affiliates

• Acclaim Benefits, Inc.	• Massachusetts Mutual Life Insurance Company
• A.G. Edwards	• Matrix Settlement & Clearance Services
• Alerus Retirement Solutions	• Mercer HR Services, LLC
• Ameriprise Financial Services, Inc.	• Merrill Lynch Life Insurance Company
• Bank of America, N.A.*	• Merrill Lynch, Pierce, Fenner & Smith Incorporated*
• Benefit Plan Administrators	• Mid Atlantic Capital Corporation
• Bisys Retirement Services	• Morgan Keegan & Co., Inc.
• Charles Schwab & Co.	• Morgan Stanley & Co., Incorporated
• Charles Schwab Trust Co.	• MSCS Financial Services, LLC
• Citigroup Global Markets Inc.	• National Investor Services Corp.
• CitiStreet LLC	• Newport Retirement Services, Inc.
• City National Bank	• New York State Deferred Compensation Plan
• Compensation & Capital Administrative Services, Inc.	• NYLife Distributors LLC
• CPI Qualified Plan Consultants	• PNC Advisors
• Daily Access Concepts, Inc.	• Princeton Retirement Group
• Digital Retirement Solutions	• Principal Life Insurance Company
• Dreyfus	• Prudential Insurance Company of America
• Edward D. Jones & Co., L.P.	• Prudential Retirement Insurance & Annuity Co.
• E*Trade Group, Inc.	• Reliance Trust Company
• ExpertPlan	• Robert W. Baird & Co., Inc.
• Fidelity Investments Institutional Operations Co.	• Royal Alliance Associates, Inc.
• First Clearing LLC	• Standard Retirement Services, Inc.
• Genworth Financial	• TD Ameritrade Clearing Inc.
• GPC Securities, Inc.*	• TD Ameritrade Trust Company
• Guardian Life Insurance Company	• Teachers Insurance and Annuity Association of America
• GWFS Equities, Inc.	• The 401k Company
• Hartford Life Insurance Company	• T. Rowe Price Group, Inc.
• Hewitt Associates LLC	• The Vanguard Group, Inc.
• ICMA Retirement Corporation	• Unified Trust Company, N.A.
• ING Life Insurance and Annuity Company	• UPromise Investments, Inc.
• ING Institutional Plan Services, LLP	• VALIC Retirement Services
• John Hancock Life Insurance Company (USA)	• Wachovia Bank, N.A.
• John Hancock Life Insurance Company of New York	• Wachovia Securities, LLC
• JP Morgan Retirement Plan Services LLC	• Wells Fargo Bank, N.A.
• Lincoln Financial Group	• Wells Fargo Funds Management, LLC
• LPL Financial Corporation	• Wilmington Trust Corporation
• Marshall & Illsley Trust Company	• Wilmington Trust Retirement & Institutional Services Company

*	Bank of America affiliate

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and the Advisor may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary. The Distributor and the Advisor may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or the Advisor had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America Affiliates

• AIG Advisor Group	• Linsco/Private Ledger Corp.
• Ameriprise Financial Services, Inc.	• Mellon Financial Markets, LLC
• AXA Advisors, LLC	• Merrill Lynch Life Insurance Company
• Banc of America Investment Services, Inc.*	• Merrill Lynch, Pierce, Fenner & Smith Incorporated*
• Banc of America Securities LLC*	• Morgan Stanley & Co. Incorporated
• Bank of America, N.A.*	• MSCS Financial Services, LLC
• Bank of New York	• National Financial Services LLC
• Citibank, N.A.	• Pershing LLC
• Citigroup Global Markets Inc.	• Prudential Investment Management Services, LLC
• Commonwealth Financial Network	• Raymond James & Associates, Inc.
• Custodial Trust Company	• Raymond James Financial Services, Inc.
• Fidelity Brokerage Services, Inc.	• SEI Investments Inc.
• Genworth Financial, Inc.	• State Street Global Markets, LLC
• Goldman, Sachs & Co.	• Transamerica Corporation
• GunAllen Financial, Inc.	• UBS Financial Services Inc.
• Harris Corporation	• US Bank National Association
• ING Life Insurance and Annuity Co.	• Wachovia Securities LLC
• J.J.B. Hilliard, W.L. Lyons, Inc.	• Webster Investment Services, Inc.
• J.P. Morgan Clearing Corp.	• Wells Fargo Corporate Trust Services
• Liberty Life Insurance Co.	• Wells Fargo Funds Management LLC
• Lincoln Financial Advisors Corp.	• Wells Fargo Investments, LLC

*	Bank of America affiliate

The Distributor and/or the Advisor may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares*	Class C Shares	Class Z Shares
California Intermediate Municipal Bond Fund	✓	✓	✓	✓
Georgia Intermediate Municipal Bond Fund	✓	✓	✓	✓
Maryland Intermediate Municipal Bond Fund	✓	✓	✓	✓
North Carolina Intermediate Municipal Bond Fund	✓	✓	✓	✓
South Carolina Intermediate Municipal Bond Fund	✓	✓	✓	✓
Virginia Intermediate Municipal Bond Fund	✓	✓	✓	✓

*	Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. See the prospectuses for Class B shares of the Funds for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class)

according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectus for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans). The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

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At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the sales proceeds. The purchase must be made into an account for the same owner but does not need to be into the same Columbia Fund from which the shares were sold. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and purchases of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At a Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer

(other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by the Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

Any investment by a Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10%

and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

For taxable years beginning before January 1, 2011, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010, distributions made to foreign shareholders and properly designated by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. “Short-term capital gain dividends” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, each Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions described below. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs – defined generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from a Fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if a Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, similar rules generally also apply to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend this treatment to January 1, 2010 and beyond.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no such withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding to January 1, 2010 and beyond.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations.” Each of the Funds intends to so qualify and is designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax.

Distributions of capital gains or income not attributable to interest on a Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described earlier.

Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. In general, if an amount of a Fund’s distribution designated as an exempt-interest dividend exceeds the Fund’s net-exempt interest, the amount so qualifying as tax-exempt will be scaled back ratably to the amount of its net-exempt income. In such a case, each Fund shareholder must proportionately reduce the amount of the dividend it treats as tax-exempt, and will generally include the excess income as a taxable dividend to the extent of certain disallowed deductions and thereafter as a return of capital. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of the Fund’s exempt-interest dividends received by the shareholder to all of the Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You should consult your tax advisor to discuss the tax consequences of your investment in a Fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Fund. In addition, exempt-interest dividends paid by a Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to California Intermediate Municipal Bond Fund

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California (“California Exempt Securities”), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (“California exempt-interest distributions”). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. The California Intermediate Municipal

Bond Fund intends to qualify under the above requirements so that it can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of the California Intermediate Municipal Bond Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Intermediate Municipal Bond Fund and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund’s distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Special Tax Considerations Pertaining to the Georgia Intermediate Municipal Bond Fund

The portion of the Fund’s exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivision or authorities and other Fund distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 § 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follow the federal income tax treatment. Interest received by a Georgia resident from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

Special Tax Considerations Pertaining to Maryland Intermediate Municipal Bond Fund

The portion of the Maryland Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa or their authorities (“Maryland Municipal Bonds”) and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Municipal Bond Fund’s distributions that constitutes exempt-interest distributions exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Municipal Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Municipal Bond Fund will not be subject to the Maryland personal property tax.

Special Tax Considerations Pertaining to the North Carolina Intermediate Municipal Bond Fund

The portion of the North Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Municipal Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.

Special Tax Considerations Pertaining to the South Carolina Intermediate Municipal Bond Fund

The portion of the South Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to non-individual beneficiaries.

Special Tax Considerations Pertaining to the Virginia Intermediate Municipal Bond Fund

The portion of the Virginia Intermediate Municipal Bond Fund’s distributions attributable to interest on (i) debt obligations of Virginia or its political subdivisions, and (ii) debt obligations of the United States and any authority, commission or instrumentality of the United States (including Puerto Rico, Guam, and the U.S. Virgin Islands), that are, in each case, backed by the full faith and credit of the borrowing government, will be exempt from Virginia income tax. Furthermore, any of the Virginia Intermediate Municipal Bond Fund’s distributions that are attributable to realized gains from dispositions of the foregoing debt obligations may also be exempt from Virginia income tax.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 30, 2009, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia CA Intermediate Municipal Bond Fund Class A	NFS LLC FEBO JOE ADRAGNA 9396 RAVILLER DR DOWNEY, CA 90240-3060	261,419.5370	11.22%

Columbia CA Intermediate Municipal Bond Fund Class A	UBS FINANCIAL SERVICES INC. FBO THELMA STEWART MANAGEMENT COMPANY, LLC 3031 W MARCH LN STE 123 STOCKTON, CA 95219-6567	195,523.1920	8.39%

Columbia CA Intermediate Municipal Bond Fund Class A	NFS LLC FEBO SHAWN SUNG KYU HA DEBORAH LEE 9 FIRESTONE IRVINE, CA 92614-7049	181,324.5090	7.78%

Columbia CA Intermediate Municipal Bond Fund Class A	NFS LLC FEBO JOHNNY WAS COLLECTION INC 3775 BROADWAY PL LOS ANGELES, CA 90007-4429	179,497.5950	7.70%

Columbia CA Intermediate Municipal Bond Fund Class A	NFS LLC FEBO ADI LEVITE 24709 TIBURON ST VALENCIA, CA 91355-4944	174,641.6140	7.50%

Columbia CA Intermediate Municipal Bond Fund Class A	NFS LLC FEBO SHEL M PREZANT TTEE PREZANT LIVINGTRUST 940 S AMPHLETT BLVD SAN MATEO, CA 94402-1801	159,552.8790	6.85%

Columbia CA Intermediate Municipal Bond Fund Class A	NFS LLC FEBO ELI LEVITE 2077 HIGHLAND VISTA LN LOS ANGELES, CA 90049-6858	149,983.0010	6.44%

Columbia CA Intermediate Municipal Bond Fund Class A	NFS LLC FEBO WILEY FAMILY TRUST GEORGE R. WILEY 635 OCAMPO DR PACIFIC PLSDS, CA 90272-4442	130,272.8850	5.59%

Columbia CA Intermediate Municipal Bond Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF	128,906.9290	5.53%

Class A	ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484

Columbia CA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO THE GARY R WEITKAMP FAMILY TRUST GARY R WEITKAMP 17117 GUNTHER ST GRANADA HILLS, CA 91344-2538	9,852.2170	37.80%

Columbia CA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO ARMANDO B TALAMANTEZ CONSUELO TALAMANTEZ 12607 BRADFORD PL GRANADA HILLS, CA 91344-1552	6,559.0310	25.16%

Columbia CA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO JENNIE ALBINI TTEE JENNIE ALBINI LIVING TRUST 1267 GRIZZLY BLUFF RD FERNDALE, CA 95536-9701	3,199.3590	12.27%

Columbia CA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO REBECCA ANN PRICE 132 CITYVIEW DR DALY CITY, CA 94014-3401	2,487.5100	9.54%

Columbia CA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	27,837.2710	19.53%

Columbia CA Intermediate Municipal Bond Fund Class C	NFS LLC FEBO ALLEBRAND REVOVTRUST GEORGE N ALLEBRAND 93 CONEJO CIR PALM DESERT, CA 92260-0382	19,435.0140	13.64%

Columbia CA Intermediate Municipal Bond Fund Class C	NFS LLC FEBO NORTHERN TRUST CO PO BOX 92956 CHICAGO, IL 60675-0001	18,019.1620	12.64%

Columbia CA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC SURVIVORS TRUST CREATED UNDER 2004 SICHI FAMILY TR 2555 TODD CT ARCATA, CA 95521-5147	17,338.7100	12.17%

Columbia CA Intermediate Municipal Bond Fund Class C	NFS LLC FEBO MARY LOU KELLY TTEE OF THE MARY LOU KELLY 1998 LIVING TRUST 1880 COUNTY LN	14,228.9260	9.98%

	EUREKA, CA 95501-2605

Columbia CA Intermediate Municipal Bond Fund Class C	NFS LLC FEBO ANDREW A KRUEGER TTEE THE KRUEGER REV LIVING TR 3736 TOWNE PARK CIR POMONA, CA 91767-1255	9,998.0610	7.02%

Columbia CA Intermediate Municipal Bond Fund Class C	NFS LLC FEBO LATULIPPE LIVING TRUST MARCEL LATULIPPE 2190 E MCMANUS DR PALM SPRINGS, CA 92262-6529	9,823.1830	6.89%

Columbia CA Intermediate Municipal Bond Fund Class C	NFS LLC FEBO EDWIN SCHEELINE VIRGINIA SCHEELINE 5 TROJAN CT RANCHO MIRAGE, CA 92270-3153	9,365.2450	6.57%

Columbia CA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	18,183,713.5930	90.91%

Columbia GA Intermediate Municipal Bond Fund Class A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS MAIL STOP NJ-11-05-20 100 MULBERRY ST NEWARK, NJ 07102-4056	211,725.9920	13.12%

Columbia GA Intermediate Municipal Bond Fund Class A	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	117,351.3660	7.27%

Columbia GA Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC JAMES BODENBENDER & D BODENBENDER JT WROS 101 PRESTON HOLLOW LN DULUTH. GA 30097-5985	99,754.5050	6.18%

Columbia GA Intermediate Municipal Bond Fund Class A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	98,069.395	6.08%

Columbia GA Intermediate Municipal Bond Fund Class A	PATTERSON & CO FBO OMNIBUS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-0001	86,262.8190	5.35%

Columbia GA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO JOYCE G LAWHORNE 1155 GREATWOOD MNR	11,425.5980	9.21%

	ALPHARETTA, GA 30005-7497

Columbia GA Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	10,031.2700	8.09%

Columbia GA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO DANIEL W SMITH 2666 ASHLEY OAKS CT DULUTH GA 30096-3685	8,643.9330	6.97%

Columbia GA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO MARY S NEWBY PO BOX 312174 ATLANTA, GA 31131-2174	6,710.9090	5.41%

Columbia GA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	54,278.5480	26.26%

Columbia GA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC WILSON S MOBLEY 2058 BRIAN WAY DECATUR, GA 30033-3826	14,843.7500	7.18%

Columbia GA Intermediate Municipal Bond Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	10,835.2080	5.24%

Columbia GA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	10,191,015.7530	97.51%

Columbia MD Intermediate Municipal Bond Fund Class A	NFS LLC FEBO ROBERT GLADSTONE LESLIE GLADSTONE 2468 BELMONT RD NW WASHINGTON DC 20008-1610	405,972.7550	16.92%

Columbia MD Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC MARK & MARY ANN RONALD TRUST MARK & MARY ANN RONALD TTEES 7110 44TH ST CHEVY CHASE, MD 20815-6039	127,700.6610	5.32%

Columbia MD Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM	35,997.2930	21.10%

	4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484

Columbia MD Intermediate Municipal Bond Fund Class B	NFS LLC FEBO A HAROLD WALTER HELEN MARIE WALTER 13951 BURNT STORE RD HUGHESVILLE, MD 20637-2653	11,268.5690	6.60%

Columbia MD Intermediate Municipal Bond Fund Class C	NFS LLC FEBO DOUGLAS S GOODWIN REVOCABLE TRUST DOUGLAS S & HILDA GOODWIN TTEE 8002 BRYNMOR COURT UNIT 304 BALTIMORE, MD 21208-4361	56,919.7500	25.37%

Columbia MD Intermediate Municipal Bond Fund Class C	UBS FINANCIAL SERVICES INC, FBO JOHN J BEATTY 8100 CONNECTICUT AVE APT 505 CHEVY CHASE, MD 20815-2813	19,900.4980	8.87%

Columbia MD Intermediate Municipal Bond Fund Class C	UBS FINANCIAL SERVICES INC. FBO GREAT MILLS CONSTRUCTION CO. PO BOX 52 GREAT MILLS, MD 20634-0052	17,456.2360	7.78%

Columbia MD Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	11,886,019.7960	95.10%

Columbia NC Intermediate Municipal Bond Fund Class A	NFS LLC FEBO MAURICIO CASTILLO TTEE MAURICIO CASTILLO LIVING TRUST 416 HILLSBOROUGH ST CHAPEL HILL, NC 27514-3102	268,696.4160	10.40%

Columbia NC Intermediate Municipal Bond Fund Class A	FIRST CLEARING, LLC FRANK M DRENDEL PO BOX 9212 HICKORY, NC 28603-9212	200,900.2100	7.77%

Columbia NC Intermediate Municipal Bond Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	145,159.4820	5.62%

Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO FLOYD L & RAMONA M MORRIS TR FLOYD L MORRIS 3136 OLD LOWGAP RD LOWGAP, NC 27024-7416	18,489.1100	10.42%

Columbia NC Intermediate Municipal Bond Fund Class B	RBS CAPITAL MARKETS CORP FBO EDWARD SANDERS DOUGLAS J SANDERS JT TEN/WROS 2218 RICHARDSON DR CHARLOTTE, NC 28211-3265	14,212.1620	8.01%

Columbia NC Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	10,365.6990	5.84%

Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO LILLIAN G SHOAF 830 METAIRIE LN WINSTON SALEM, NC 27104-3319	9,747.6860	5.49%

Columbia NC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	177,226.0370	46.60%

Columbia NC Intermediate Municipal Bond Fund Class C	NFS LLC FEBO CREIGHTON W SOSSOMON BANK OF AMERICA COLLATERAL PO BOX 9 HIGHLANDS, NC 28741-0009	27,533.9050	7.24%

Columbia NC Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC JEFFREY S BRUNER 1433 VILLA PL E WILMINGTON, NC 28409-2627	22,965.5410	6.04%

Columbia NC Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	14,982,309.9100	93.12%

Columbia SC Intermediate Municipal Bond Fund Class A	NFS LLC FEBO INTERNET RESOURCE MANAGEMENT BANK OF AMERICA NA COLLATERAL PO BOX 1329 FORT MILL, SC 29716-1329	541,187.7690	23.20%

Columbia SC Intermediate Municipal Bond Fund Class A	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	135,500.0330	5.81%

Columbia SC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO SALLY M MORAN TTEE MORAN FAMILY TRUST 14 LOCKWOOD DR APT 7C CHARLESTON, SC 29401-1133	11,931.0420	6.53%

Columbia SC Intermediate Municipal Bond Fund Class B	UBS FINANCIAL SERVICES INC. FBO MARY LUM 1740 SIMPSON ROAD ATLANTA, GA 30314-1635	11,371.7780	6.23%

Columbia SC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO CALLIE MAE QUINN 2637 JOSHUA CIR BEAUFORT, SC 29902-6060	10,304.3900	5.64%

Columbia SC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO ALICE B RUTHERFORD TTEE ALMIRA B MOORBY TRUST 1789 CLUB CIRCLE #642 PAWLEYS ISL SC 29585-5763	10,242.4470	5.61%

Columbia SC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO SYLVIA ANN FREEMAN 4 UP WIND HILTON HEAD, SC 29928-5246	10,274.8620	5.63%

Columbia SC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO ALEXANDRIA ANNE PATTERSON 1 BEACHWOOD DR HILTON HEAD, SC 29928-5503	9,238.4910	5.06%

Columbia SC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	153,580.4680	22.56%

Columbia SC Intermediate Municipal Bond Fund Class C	RAYMOND JAMES & ASSOC INC FBO ANNIE LEE FAYSSOUX TTEE 203 PACOLET HWY GAFFNEY, SC 29340-2816	53,710.0500	7.89%

Columbia SC Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	16,288,941.9980	93.71%

Columbia VA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	283,145.1010	6.17%

Columbia VA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO AGNES R BOGGUS TTEE THE AGNUS R BOGGUS TRUST 1021 COMMODORE DR VIRGINIA BEACH, VA 23454-2858	21,133.5510	10.66%

Columbia VA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO ARIANE HUBBARD ELBERT W HUBBARD 7732 SURREYWOOD DR RICHMOND, VA 23235-5736	11,996.3940	6.05%

Columbia VA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO MARGUERITE S LAMBERT TTEE KATHRYN J NAGY REVOCTRUST PO BOX 2609 FAIRFAX, VA 22031-0609	11,398.9780	5.75%

Columbia VA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	10,313.0960	5.20%

Columbia VA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	31,769.6100	17.07%

Columbia VA Intermediate Municipal Bond Fund Class C	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	18,975.6080	10.20%

Columbia VA Intermediate Municipal Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	13,590.7440	7.30%

Columbia VA Intermediate Municipal Bond Fund Class C	DOROTHY LEE WALSHE 5801 MILL SPRING RD MIDLOTHIAN, VA 23112-2341	12,878.8910	6.92%

Columbia VA Intermediate Municipal Bond Fund Class C	NFS LLC FEBO ELRICA GRAHAM TOD AMY G BROOKS TOD REV MARK A GRAHAM 708 WREN DRIVE PULASKI, VA 24301-2727	10,970.6820	5.90%

Columbia VA Intermediate Municipal Bond Fund Class C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	9,643.7100	5.18%

Columbia VA Intermediate	LPL FINANCIAL	9,416.1960	5.06%

Municipal Bond Fund Class C	9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968

Columbia VA Intermediate Municipal Bond Fund Class C	FIRST CLEARING, LLC JACQUELYN T HILL 4002 BRADDOCK RD ALEXANDRIA, VA 22312-1014	9,332.3680	5.01%

Columbia VA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	24,254,076.3460	96.58%

As of June 30, 2009, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia CA Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	18,183,713.5930	80.82%

Columbia MD Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	11,886,019.7960	77.72%

Columbia NC Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	14,982,309.9100	77.90%

Columbia SC Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	16,288,941.9980	79.16%

Columbia VA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	24,254,076.3460	80.63%

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) - Proxy Voting Policy

Last Review Date:	March 2009

Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

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The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B - Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or

[1]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

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1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the Proxy Committee.

6. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

7. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

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•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations
Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)	Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

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APPENDIX A – CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

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Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

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Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

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Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

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A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

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•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•	Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure

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of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

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•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

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CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

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CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

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Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940 Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

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•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

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APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals

Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

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APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

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APPENDIX C — DESCRIPTION OF STATE CONDITIONS

STATE SPECIFIC INFORMATION

Each Fund’s investments are highly dependent on and sensitive to the general fiscal and economic stability of the state in which the Fund invests, as well as the general fiscal and economic stability of the state’s subdivisions, agencies, instrumentalities or authorities, which issue the securities in which the Fund invests. The following information supplements information set forth in each Fund’s prospectus, constitutes only a brief summary and does not purport to be a complete description of certain state-specific considerations and is provided to investors in view of each Fund’s policy of concentrating its investments in securities issued by issuers of a single state. The information is based on publicly available sources and has not been independently verified by the Advisor. It is expected that the information will be updated only on an annual basis and thus may be out of date at any time that you make an investment decision to purchase or sell shares of a Fund.

To the extent that any statements made below involve matters of forecasts, projections, assumptions, opinions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements has been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements” that must be read with an abundance of caution and that may not be realized or may not occur in the future.

California

The following information relates specifically to the Columbia California Intermediate Municipal Bond Fund (the “Fund”). This summary does not purport to be a comprehensive description of all relevant facts for the Fund. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of the State of California (“California” or the “State”) and local agencies in California available as of the date of this Statement of Additional Information. Further, all estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

General Economic Factors.

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, manufacturing, construction and services. Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

California, like the rest of the nation, is experiencing a severe economic recession. Falling home prices, limited credit availability, shrinking investment values and growing unemployment, among other circumstances, have adversely affected the national and California economies in 2008, and are continuing to adversely affect such economies in 2009. Consumer spending, which is a core component of both economies, and business investment declined in the second half of 2008 and continue to decline in 2009. Late in 2008, the United States was officially deemed to be in a recession that began in December 2007. Unemployment across a wide range of economic sectors accelerated during 2008 across the country and continues to rise. California’s unemployment rate increased from 6.1% at the beginning of 2008 to over 10% at the beginning of 2009.

California’s weak economy resulted in a dramatic reduction in State tax revenues as compared to projections made in connection with the adoption of the 2008 Budget Act (as defined below). In November and December of 2008, California’s Governor Schwarzenegger announced that new projections showed that, if no budget actions were taken, a budget gap between expected revenues and expenditure obligations would exceed $41 billion for the two fiscal years 2008-09 and 2009-10. In light of the projected budget gap, the Governor called a special session of the California Legislature in November 2008 and two fiscal emergency special sessions in December 2008. After protracted negotiations, the 2009 Budget Act was adopted by the California Legislature on February 19, 2009, and signed by the Governor on February 20, 2009. See “The California Budget” below.

The long delay between the identification of the budget gap and the enactment of the 2009 Budget Act, combined with severe disruptions in the municipal bond and other capital markets starting in the fall of 2008, prevented California from selling long-term bonds and limited its ability to sell short-term revenue anticipation notes. As a result of the cash pressure facing the State, on December 17, 2008, the State’s Pooled Money Investment Board (“PMIB”) voted to significantly curtail loans from the State’s Pooled Money Investment Account (“PMIA”), thereby postponing or stopping construction on thousands of projects Statewide. The PMIA customarily made such loans to provide temporary funding for infrastructure projects prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.

The sharp decline in revenues at the beginning of the 2008-09 fiscal year resulted in a significant depletion of cash resources to pay California’s obligations. California’s State Controller, John Chiang (the “Controller”), is using cash management tools at his disposal to ensure that available cash resources will be used to pay the obligations of the highest priorities under the California Constitution and laws, including payments to public schools and universities and debt service on bonds and notes. On February 1, 2009, the Controller began to defer, for 30 days, payments from California’s general fund (the “General Fund”) of personal income and bank and corporate tax refunds, as well as payments for specified State operations, local assistance, vendors who do business with the State, trial courts and programs for the mentally ill, blind, disabled and elderly. While payments deferred in February 2009 have been repaid, California continues to face unprecedented cash flow pressures. Beginning on July 2, 2009, after California lawmakers failed to reach a budget agreement by the end of the 2008-09 fiscal year, the Controller began issuing registered warrants, also called IOUs, to pay certain of the State’s obligations. A registered warrant is a “promise to pay,” with interest, that can be issued by the State when there is not enough cash to meet all of the State’s payment obligations. The Controller expects to issue approximately $2.87 billion in registered warrants during the month of July 2009. If there is sufficient cash available at the time, the registered warrants will be paid by the California State Treasurer (the “Treasurer”) in October 2009; provided, however, that if the PMIB determines there is sufficient cash available for redemption of the registered warrants on an earlier date, the registered warrants may be redeemed earlier than October 2009. The interest rate on the registered warrants, which was set by the PMIB on July 2, 2009, is 3.75% per year.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In July 2009, Fitch lowered its rating assigned to California’s general obligation bonds from A-minus to BBB, and Moody’s lowered its rating assigned to California’s general obligation bonds from A2 to Baa1. S&P currently maintains it’s A rating on California general obligation bonds. All three rating agencies have California debt on a negative watch. It is not possible to determine whether or the extent to which Moody’s, S&P or Fitch will change its respective rating on California general obligation bonds in the future.

California’s general obligation bonds currently have lower ratings than all rated states in the nation. Lower ratings make it more expensive for the State to raise revenue and, in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Additional rating downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

California Finances.

California’s moneys are segregated into its General Fund and over 1,000 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State’s treasury (the “State Treasury”) and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of California’s governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the California Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various Constitutional authorizations and initiative statutes.

Special Fund for Economic Uncertainties. The State maintains a Special Fund for Economic Uncertainties (“SFEU”), which is funded with General Fund revenues and which was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. California’s Department of Finance has projected a $2.102 billion SFEU balance and total reserve on June 30, 2010, based on the 2009 Budget Act.

Budget Stabilization Account. Proposition 58, approved in March 2004 (“Proposition 58”), created the Budget Stabilization Account (“BSA”) as a second budgetary reserve. In accordance with Proposition 58, the Controller is required to transfer a specified portion of estimated annual General Fund revenues (up to 3%) into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced as described in this paragraph. Such transfers are required to be continued until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement is reinstated whenever the balance in the BSA falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The 2007, 2008 and 2009 Budget Acts provide the California Director of Finance (the “Director of Finance”) the authority to transfer moneys from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Pursuant to such authority, the Director of Finance ordered the transfer of the entire balance of $1.495 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008. Once moneys are transferred out of the BSA pursuant to such authority, they are not required to be replenished until a future fiscal year’s annual transfer, unless the California Legislature, by statute, directs additional funds to be transferred from the General Fund into the BSA. Notwithstanding the foregoing process for a budgetary transfer, the BSA may be used to make temporary loans to the General Fund, which loans must be repaid when the General Fund has available cash. In light of the condition of the General Fund on May 28, 2008, the Governor issued an executive order on such date suspending the fiscal year 2008-09 transfer of $3.018 billion from the General Fund to the BSA, as had been proposed in the 2008-09 Governor’s Budget (as defined below). In addition, due to a recent drastic decline in General Fund revenues, the 2009 Budget Act suspends the fiscal year 2009-10 transfer of $2.932 billion from the General Fund to the BSA.

The California Budget.

The Budget Process. California’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”) and revised in May of the same year (the “May Revision”). Under California law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the following fiscal year. Following the submission of the Governor’s Budget, the California Legislature considers the proposal. As required by the Proposition 58 and as described below, beginning with fiscal year 2004-05, the California Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

Under the California Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual budget act (each, a “Budget Act”) as approved by the California Legislature and signed by the Governor. Each Budget Act must be approved by a two-thirds majority vote of each house of the California Legislature. The Governor may reduce or eliminate specific line items in a Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each house of the California Legislature.

Appropriations also may be included in legislation other than a Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each house of the California Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges require only a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the California Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The estimates and projections contained in the prior, current and future budgets discussed in the following paragraphs are based on a variety of assumptions. There can be no assurances that the financial condition of California or otherwise will not be further materially adversely affected by actual conditions or circumstances, including but not limited to lower than expected revenues or higher than expected expenditures.

Budgets for Fiscal Years Prior to Fiscal Year 2007-08. During fiscal year 2001-02, following a half decade of strong economic and revenue growth, as the State and national economies fell into a recession and the stock markets dropped significantly, California experienced an unprecedented drop in revenues compared to the prior fiscal year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between fiscal year 2001-02 and fiscal year 2003-04, the State encountered severe budgetary difficulties due to reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these fiscal years included substantial reliance on one-time measures, internal borrowing and external borrowing. The State also faced a cash flow crisis during this period, which was relieved by the issuance of revenue anticipation warrants in June 2002 and June 2003, and the issuance of Economic Recovery Bonds (“ERBs”) in the spring of 2004.

California’s economy rebounded during the 2004-05, 2005-06 and 2006-07 fiscal years, resulting in substantially higher General Fund revenues in each such fiscal year than had been projected at the start of the fiscal year. This allowed the budgets in these fiscal years to end with substantial positive balances (although the positive balance declined from approximately $9.9 billion at the end of fiscal year 2005-06 to approximately $3.5 billion at the end of fiscal year 2006-07). The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowing, fund shifts and one-time measures, such as the securitization of tobacco settlement revenues and the sale of ERBs, to produce balanced budgets. The 2005 Budget Act relied much less on one-time measures than the budgets of the immediately preceding fiscal years, but did include receipt of $525 million from the refinancing of tobacco securitization bonds.

Final estimates relating to the 2006-07 fiscal year, as released in the 2007-08 Governor’s Budget in January 2008, showed that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed. As a result of revised estimates for fiscal years prior to 2005-06 and improved economic results, which generated increases in tax revenues, the General Fund balance at June 30, 2006, was estimated to be approximately $3.487 billion, of which $3.0 billion was in the SFEU, compared to the original 2006 Budget Act estimate of $1.6 billion in the SFEU.

Fiscal Year 2007-08 Budget. The 2007 Budget Act was adopted by the California Legislature on August 21, 2007, together with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the 2007 Budget Act, the Governor vetoed $943 million in appropriations from the General Fund, special funds and bond funds (including $703 million in General Fund appropriations). Under the 2007 Budget Act as originally enacted, General Fund revenues and transfers were projected to increase 6%, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in fiscal year 2006-07. The 2007 Budget Act also included the largest reserve of any Budget Act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act disclosed a number of risks. By the time the 2008-09 Governor’s Budget was released on January 10, 2008, many of these risks had occurred, such that even the planned reserve was not expected to be sufficient to keep the budget in balance through June 30, 2008. Developments that occurred after enactment of the 2007 Budget Act included (but were not limited to) the following: (1) the deterioration of revenues below the estimates contained in the 2007-08 May Revision, primarily as a result of weaker economic conditions in the State, (2) payment from budget reserves of $500 million as a result of an adverse court ruling in August 2007 in a case involving delayed payments to the State Teachers’ Retirement Fund, (3) additional Proposition 98 spending, reflecting the lower property tax revenues reported by the schools, which did not support the assumptions in the 2007 Budget Act about property tax growth, and (4) potential impact on the General Fund reserve from a lawsuit challenging use of funds in the Public Transportation Account; that case is on appeal. See the discussion of Proposition 98 under the heading “Constitutional Provisions Affecting Revenues and Appropriations – Proposition 98.”

Fiscal Year 2008-09 Budget. The 2008 Budget Act was adopted by the California Legislature on September 16, 2008, together with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the 2008 Budget Act, the Governor vetoed $714 million in appropriations from the General Fund, special funds and bond funds (including $510 million in General Fund appropriations). This was the longest delay in adopting a budget in modern history.

The 2008 Budget Act, as originally enacted, resolved a $17.3 billion budget deficit (after implementation of $7.0 billion in actions taken during the February 2008 fiscal emergency special session of the California Legislature) identified in the 2008-09 May Revision. It provided a modest reserve of $1.7 billion for fiscal year 2008-09, but projected a deficit of $1.0 billion in fiscal year 2009-10. While the 2008 Budget Act did not resolve the State’s persistent structural budget deficit, it included a budget reform measure, which was subsequently defeated at the polls. Under the 2008 Budget Act, as originally enacted, General Fund revenues and transfers were projected to decrease 1%, from $103 billion in fiscal year 2007-08 to $102 billion in fiscal year 2008-09. The 2008 Budget Act contained General Fund appropriations of $103.4 billion, compared to $103.3 billion in fiscal year 2007-08. The June 30, 2009, total reserve was projected to be $1.7 billion, a decrease of $1.4 billion, or 45%, compared to the June 30, 2008, reserve.

Since the enactment of the 2008 Budget Act, economic conditions in the State have worsened considerably. The 2009-10 Governor’s Budget projected that the State would end fiscal year 2008-09 with no reserve, compared to the original estimate of $1.7 billion contained in the 2008 Budget Act. Subsequent projections prepared for the 2009 Budget Act estimated a total reserve deficit at June 30, 2009, of $3.4 billion, down $5.1 billion from the 2008 Budget Act estimate. The prior fiscal year’s resources balance in the 2009 Budget Act reflects a net loss of $1.6 billion for fiscal year 2008-09 as compared to the 2008 Budget Act, which loss is comprised of the following components: $452.6 million lower revenues in fiscal year 2007-08; $397.6 million increase in Proposition 98 expenditures in 2007-08; $1.551 billion increase in prior year Proposition 98 settle-up payments; $774.9 million decrease in prior year non-Proposition 98 expenditures; and $33.4 million increase to beginning balance for fiscal 2006-07 and prior adjustments.

Fiscal Year 2009-10 Budget. The 2009 Budget Act was adopted by the California Legislature on February 19, 2009, together with a number of implementing measures, and signed by the Governor on February 20, 2009. In approving the 2009 Budget Act, the Governor vetoed $1.305 billion in appropriations from the General Fund, special funds and bond funds (including $957.2 million in General Fund appropriations). The 2009 Budget Act addresses the combined $41.6 billion deficit for fiscal years 2008-09 and 2009-10 identified in the 2009-10 Governor’s Budget. The budget cuts and revenue increases included in the 2009 Budget Act are scheduled to take effect either immediately or in a short amount of time (as new revenues are phased in) to address the projected deficit in both the 2008-09 and 2009-10 fiscal years.

Under the 2009 Budget Act, based on then-current assumptions about the State’s financial circumstances and assuming receipt of approximately $8 billion of federal stimulus funds to offset General Fund costs and voter approval of various ballot measures (which measures were all defeated, as discussed below), General Fund revenues and transfers are projected to increase 9.3%, from $89.4 billion in fiscal year 2008-09 to $97.7 billion in fiscal year 2009-10. The 2009 Budget Act contains General Fund appropriations of $92.2 billion, compared to $94.1 billion in fiscal year 2008-09, which represents a 2.1% decrease. The June 30, 2010, total reserve is projected to be $2.1 billion, which represents an increase of $5.5 billion compared to the estimated June 30, 2009, reserve deficit of $3.4 billion. The California Department of Finance Monthly Bulletin issued on March 13, 2009 (the “March DOF Bulletin”), stated that General Fund revenues for February 2009 were $898 million lower than projected in the 2009 Budget Act, comprised primarily of $437 million lower than expected personal income tax revenues, $334 million lower than expected sales and use tax revenues and $138 million lower than expected corporate tax revenues. In addition, according to the March DOF Bulletin, year-to-date adjusted revenues through February 2009 are $333 million below 2009 Budget Act projections. In a report entitled “The Fiscal Outlook Under the February Budget Package,” issued on March 13, 2009, the State’s Legislative Analyst’s Office (the “LAO”) projected that General Fund revenues in fiscal year 2009-10 will be approximately $8 billion lower than the amount projected in the 2009 Budget Act.

Many of the projections contained in the 2009 Budget Act depended on voter approval of several measures that were on a special election ballot on May 19, 2009. All such measures, however, were defeated. Moreover, economic conditions have worsened in the State since the adoption of the 2009 Budget Act. Prior to the May 19, 2009, special election, the State’s Department of Finance projected that if the measures on the special election ballot were defeated, a shortfall of $21.3 billion would occur with respect to the fiscal year 2009-10 budget and proposed, among other actions, to borrow up to 8% of the property tax revenues received by cities, counties and special districts in fiscal year 2008-09, as permitted under certain circumstances by Proposition 1A (as defined below). In addition, the LAO projected in May 2009 that the State will face significant cash flow deficits in every month between July 2009 and November 2009, which will require access to public credit markets in an amount of up to $23 billion or the adoption of additional cash measures or both in order to avoid further interruptions in State fiscal obligations. On July 2, 2009, the Governor announced that because a balanced budget was not passed by the California Legislature and signed by the Governor by June 30, 2009, the deficit had increased by approximately $2 billion for fiscal year 2009-10. Also on July 2, 2009, the Controller began issuing registered warrants to pay for some of the State’s expenses. See “General Economic Factors” above.

On July 28, 2009, the Governor signed several bills previously adopted by the California Legislature, which bills comprise certain revisions to the fiscal year 2009-10 budget (the “July Revisions”) designed to close the budget deficit for fiscal year 2009-10. The Governor exercised his line-item veto of several components of the July Revisions. Pursuant to the July Revisions, as signed by the Governor, the fiscal year 2009-10 budget will include approximately $16.1 billion of spending reductions. The Governor’s office has predicted an approximately $8 billion budget deficit for fiscal year 2010-11. The fiscal year 2009-10 budget, as revised by the July Revisions, includes reductions of revenue that would otherwise have been available to local governments during such fiscal year. Such revised fiscal year 2009-10 budget includes provisions for the State to take approximately $1.7 billion of redevelopment moneys and provisions for the State to borrow approximately $1.9 billion in local property tax revenues from local governments to fill the current budget deficit. Such property tax moneys would be borrowed under Proposition 1A, as described above. Any such borrowed moneys are required to be repaid within three years.

Actions that may be taken by California’s Legislature or Governor in the current or future years to address California’s current or future budget deficits cannot be predicted. Future California budgets will be affected by national and State economic conditions and other factors over which the Fund has no control. Additional information concerning California’s budget and financial condition may be obtained from the State’s Department of Finance website at http://www.dof.ca.gov, and California’s LAO at http://www.lao.ca.gov. Information provided on these websites is not incorporated as part of this Statement of Additional Information.

State Indebtedness.

The Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

General Obligation Bonds. The California Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the California Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal of and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are (1) the ERBs, supported by a special sales tax, and (2) veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. As of February 1, 2009, the State had outstanding $56,112,384,000 aggregate principal amount of long-term general obligation bonds, of which $45,638,679,000 were payable primarily from the State’s General Fund, and $10,473,705,000 were self-liquidating bonds payable first from other special revenue funds. As of February 1, 2009, there were unused voter authorizations for the future issuance of $68,653,816,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1,341,710,000 is for veterans general obligation bonds payable first from other revenue sources.

Under California law, the State must pay the principal of any general obligation bonds (except for the ERBs) that are subject to optional or mandatory tender and that are not remarketed or, if applicable, purchased by financial institutions that provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

Commercial Paper Program. Some voter-approved general obligation indebtedness may be issued as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. The balance of such funding has in the past been done through internal loans from the PMIA. The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of February 23, 2009, $1,322,450,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Purchase Obligations. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. Such facilities are leased to a State agency, the California State University, or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which certificates of participation are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the California Constitutional provisions that require voter approval. Rental payments in connection with certain of the lease-purchase financings are payable from special funds rather than the General Fund. In addition, recent legislation provides California’s court system with increased fees to support up to $5 billion of lease-revenue bond authority to expand and repair its infrastructure to address significant caseload increases and reduce delays. California had $7,567,096,634 of General Fund-supported lease-purchase obligations outstanding as of February 1, 2009. The State Public Works Board, which is authorized to sell lease revenue bonds, had authorization to issue $11,545,829,281 in lease-purchase obligations as of February 1, 2009. In addition, as of February 1, 2009, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt. Certain California agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which obligations are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $52 billion in aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of December 31, 2008.

Future Issuance Plans. Between November 2006 and February 2009, voters and the California Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and unissued to approximately $78.9 billion as of February 1, 2009. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Governor has proposed substantial additional general obligation bond programs. Because of the uncertainties presently associated with the above factors, it is not possible to provide specific projections of issuance amounts for the current fiscal year and the next several fiscal years, but the Treasurer anticipates the level of issuance will increase over the averages of the past several fiscal years in order to address the backlog of authorized bonds.

Based on the current Department of Finance projections of program expenditure needs, without taking into account any future authorizations that may occur, the aggregate amount of outstanding general obligation and lease revenue bonds is expected to increase to approximately $100 billion by the middle of the next decade, compared to the current total outstanding amount of approximately $63.7 billion. The annual debt service costs on this amount of debt is estimated to be approximately $8.7 billion, compared to approximately $5.05 billion budgeted in fiscal year 2008-09. These estimates do not include ERBs, as described below, nor do they take into account potential benefits from future refunding opportunities.

Economic Recovery Bonds. Proposition 57, referred to as the “California Economic Recovery Bond Act,” was approved by the voters on March 2, 2004 (the “ERB Act”). The ERB Act authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In May and June of 2004, California issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund. No further ERBs can be issued under the ERB Act, except for any refunding bonds that may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004, obligations eligible for financing pursuant to the ERB Act.)

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of December 31, 2008, funds from these sources have been used for early retirement of approximately $3.5 billion of ERBs through December 31, 2008, including $1.495 billion that was transferred from the BSA in fiscal years 2006-07 ($472 million) and 2007-08 ($1.023 billion). The Governor suspended the 2008-09 BSA transfer and the 2009 Budget Act suspends the 2009-10 BSA transfer due to the condition of the General Fund. In addition, due to the sharp reduction in taxable sales as a result of the current economic recession, the special sales tax revenues dedicated to repayment of the ERB debt have decreased to a level that provides very little coverage above the required debt service amounts. This caused the State to have to temporarily draw on a reserve fund for the ERBs in the amount of $13.3 million on December 24, 2008, to fill a debt service account for January 1, 2009, as required under the master indenture for the ERBs; provided, however, that the reserve fund was replenished the next day with sales tax receipts that were received on that day. The reduced coverages and need to access the reserve fund have resulted in a lowering of the ratings of the ERBs by all three major rating agencies. It is not yet known whether special sales tax revenues in the current or future periods will be adequate to pay all debt service and related obligations of the ERBs without resort to the reserve fund.

Tobacco Settlement Revenue Bonds. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the participating manufacturers agreed to make payments to the State in perpetuity, which payments are expected to total approximately $25 billion (subject to adjustments) over the first 25 years. In 2002, pursuant to the Tobacco Securitization Law (Chapter 414, Statutes of 2002), the California Legislature authorized the establishment of a special purpose trust with the authority to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (“Series 2003A Bonds”). A second sale of the remaining 43.43% of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (“Series 2003B Bonds”). A 2003 amendment to the Tobacco Securitization Law requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The California Legislature is not obligated to make any such requested General Fund appropriation.

In August 2005, the Series 2003B Bonds were refinanced with refunding bonds (the “Series 2005A Bonds”), which Series 2005A Bonds retained substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which fee was deposited into the General Fund. In March 2007, the State completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion that are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these moneys have been used for General Fund expenses in fiscal year 2007-08.

As a result of assertions made by the cigarette manufacturers regarding market share losses, the tobacco settlement revenues due to the State were reduced in April 2006 by $50.9 million, in April 2007 by $44 million, and in April 2008 by $33.9 million. Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007 and 2008 were in excess of the required debt service payments for the related bonds. Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided, however, that, in connection with the issuance of the Series 2005A Bonds, the State covenanted to request the California Legislature for a General Fund appropriation in the event tobacco settlement revenues are insufficient to pay debt service on such Series 2005A Bonds. Tobacco settlement revenues have been sufficient to pay debt service with respect to all of the bonds secured by tobacco settlement revenues to date and, therefore, the State’s covenant to request an appropriation has never been invoked.

Cash Flow Borrowings. As part of its cash management program, California has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“RANs” or “Notes”) in 20 of the last 21 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the California Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to the California Government Code; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease rentals to support lease revenue bonds and any amounts determined by a court of competent jurisdiction to be required by federal law or the California Constitution to be paid with State warrants that can be cashed immediately.

Inter-fund Borrowing. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. All money so borrowed must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made that will interfere with the objective for which such special fund was created or from certain specific funds. In general, when moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Controller’s annual report, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the PMIA. This provision does not apply to temporary borrowings from the BSA or other accounts within the General Fund. As of June 30, 2008, there were approximately $12.8 billion in outstanding internal loans.

Sources of Tax Revenues.

In fiscal year 2007-08, approximately 90% of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes and sales and use taxes. The following are brief summaries of the major sources of tax revenues in California.

Personal Income Tax. The California personal income tax, which accounted for 53% of General Fund revenues and transfers in fiscal year 2007-08, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income, less exclusions and deductions), with rates ranging from 1% to 9.3%. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, California’s Franchise Tax Board indicates that the top 1% of taxpayers paid 47.9% of the total personal income tax in tax year 2006.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8%

and as little as 4.5% of General Fund revenues over the past 10 years. The 2009 Budget Act estimates that capital gains will account for 5.6% of General Fund revenues and transfers in fiscal year 2008-09 and 4.7% of such revenues and transfers in fiscal year 2009-10.

Sales and Use Tax. The sales and use tax (sometimes referred to herein as the “sales tax”), which accounted for 26% of General Fund revenues and transfers in fiscal year 2007-08, is imposed on retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the sales and use tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

Corporation Tax. The corporation tax accounted for 12% of General Fund revenues and transfers in fiscal year 2007-08. Corporation tax revenues are derived from the following taxes: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) an additional 2% tax on the net income of banks and other financial corporations; (3) the AMT, which is imposed at a rate of 6.65%; (4) a minimum franchise tax of up to $800 imposed on certain corporations subject to the franchise tax; (5) a 1.5% tax on profits of sub-Chapter S corporations; and (6) fees paid by limited liability companies, which account for approximately 2.8% of corporation tax revenue.

Tax Amnesty Program. In 2004, the California Legislature passed a tax amnesty program (Chapter 226, Statutes of 2004) for tax year 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005, with respect to personal income tax, corporate tax and sales and use tax. The effect of amnesty has been to distort the accounting for General Fund revenues, because payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments, the revenue estimates in the current year, the budget year and beyond will be lower despite the fact that the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that was received during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that will prove not to have been due at all, as some taxpayers will win their disputes. These refunds must be accounted for in future years. For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry-over adjustment was reduced in fiscal years 2004-05 through 2007-08 and will be further reduced in subsequent fiscal years to account for refunds and the recognition of income over a period of time. The estimates of these adjustments have varied as more up-to-date information has been received. The net multi-year General Fund revenue gain from the amnesty program has been estimated at $380 million, which was used for one-time purposes in the 2005 Budget Act.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans, which are taxed at 0.5%, surplus lines and non-admitted insurance, which are taxed at 3%, and ocean marine insurers, which are taxes at 5% of underwriting profits. The California Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the California Department of Insurance. This ruling is expected to result in a total loss of $349 million spread over several years, and the impact has been estimated to be $28 million in fiscal year 2008-09, $200 million in fiscal year 2009-10 and $121 million in fiscal year 2010-11.

Estate Tax; Other Taxes. The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010, which resulted in the reduction of the State estate tax revenues by 25% in calendar year 2002, 50% in calendar year 2003, and 75% in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010, at which time the federal estate tax will be reinstated along with the State’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

Taxes on Tobacco Products. As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of $0.87 per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows: (1) $0.50 is deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs; (2) $0.25 is allocated to the Cigarette and Tobacco Products Surtax Fund, which moneys are appropriated for anti-tobacco education and research, indigent health services and environmental and recreation programs; (3) $0.10 is allocated to the State’s General Fund; and (4) the remaining $0.02 is deposited into the Breast Cancer Fund.

Constitutional Provisions Affecting Revenues and Appropriations.

The following are brief summaries of the major constitutional and legislative actions that have affected tax levying and collections by State and local governments in California:

Article XIIIA. In 1978, California voters approved Proposition 13, which enacted Article XIIIA of the California Constitution (“Article XIIIA”) and which, as amended, generally caps the maximum real property tax that may be imposed on real property to 1%, caps annual increases in assessed property values at 2%, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Article XIIIA also gave the California Legislature responsibility for allocating the remaining proceeds of the property tax.

Article XIIIB. In 1979, California voters approved Proposition 4, the so-called “Gann Initiative,” which added Article XIIIB to the California Constitution (“Article XIIIB”). Article XIIIB was amended by the voters in June 1990 through their approval of Proposition 111. Article XIIIB limits the annual appropriations of the State and of any city, county, school district, authority or other political subdivision of the State to the level of the appropriations limit for the prior fiscal year, as adjusted annually for changes in the cost of living, population and cost of services rendered by the governmental entity. The “base year” for establishing such appropriation limit is fiscal year 1978-79. Increases in appropriations by a governmental entity are also permitted (i) if financial responsibility for providing services is transferred to the governmental entity, or (ii) for emergencies, so long as the appropriations limits for the three years following the emergency are reduced to prevent any aggregate increase above the Constitutional limit. Decreases are required where responsibility for providing services is transferred from the government entity.

Appropriations of an entity of local government subject to Article XIIIB include generally any authorization to expend during the fiscal year the proceeds of taxes levied by the State or other entity of local government, exclusive of certain State subventions, refunds of taxes, benefit payments from retirement, unemployment insurance and disability insurance funds. Appropriations subject to limitation pursuant to Article XIIIB do not include debt service on indebtedness existing or legally authorized as of January 1, 1979, on bonded indebtedness thereafter approved according to law by a vote of the electors of the issuing entity voting in an election for such purpose, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects and appropriations by the State of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990, levels. “Proceeds of taxes” include, but are not limited to, all tax revenues and the proceeds to any entity of government from (i) regulatory licenses, user charges and user fees to the extent such proceeds exceed the cost of providing the service or regulation, (ii) the investment of tax revenues and (iii) certain State subventions received by local governments. Article XIIIB includes a requirement that if an entity’s revenues in any year exceed the amount permitted to be spent, the excess must be returned by revising tax rates or fee schedules over the subsequent two fiscal years.

Proposition 62. In 1986, California voters approved Proposition 62 (“Proposition 62”), which requires a super-majority approval of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds of the electorate must approve any special tax for specific purposes.

Proposition 98. In 1988, California voters approved Proposition 98 (“Proposition 98”) as an amendment to the California Constitution, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the California Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-year period. The fiscal year 2004-05 budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the Constitutional guarantee. This suspended amount was fully paid in fiscal year 2005-06. However, subsequent growth in General Fund revenues increased the fiscal year 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the fiscal year 2005-06 funding level was also affected by the increased revenues and was $1.1 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. The unpaid additional funding requirements were the subject of a lawsuit by the California Teachers Association, which has been settled. The State agreed to retire the $2.8 billion obligation with a $300 million payment in fiscal year 2007-08 and further annual payments of $450 million beginning in fiscal year 2008-09 until the entire obligation is repaid. The total estimated maintenance factor balance was $65.5 million at the end of fiscal year 2007-08, which maintenance factor balance is required to be restored in future years as economic conditions improve.

Article XIIIC and Article XIIID. In 1996, California voters approved Proposition 218, entitled the “Right to Vote on Taxes Act” (“Proposition 218”), which enacted Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the California Constitution. Article XIIIC and Article XIIID contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges. The interpretation and application of certain provisions of Proposition 218 will ultimately be determined by the courts with respect to some of the matters discussed below. It is not possible at this time to predict with certainty the future impact of such interpretations.

Article XIIIC requires that all new local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes, even if deposited in a general fund, require a two-thirds vote. Article XIIIC further provides that any general purpose tax imposed, extended or increased without voter approval after December 31, 1994, may continue to be imposed only if approved by a majority vote in an election which must be held within two years of November 5, 1996. Article XIIIC also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees and charges were imposed. Article XIIIC expands the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power. This extension of the initiative power is not limited by the terms of Article XIIIC to fees imposed after November 6, 1996, and, absent other legal authority, could result in the retroactive reduction in any existing taxes, assessments, fees or charges. “Assessments,” “fees” and “charges” are not defined in Article XIIIC, and it is unclear whether these terms are intended to have the same meanings for purposes of Article XIIIC as for Article XIIID described below. If not, the scope of the initiative power under Article XIIIC potentially could include any general fund local tax, assessment or fee not received from or imposed by the federal or State government or derived from investment income.

Article XIIID also added several new provisions relating to how local agencies may levy and maintain “assessments” for municipal services and programs. These provisions include, among other things, (i) a prohibition against assessments which exceed the reasonable cost of the proportional special benefit conferred on a parcel, (ii) a requirement that the assessment must confer a “special benefit,” as defined in Article XIIID, over and above any general benefits conferred, and (iii) a majority protest procedure which involves the mailing of a notice and a ballot to the record owner of each affected parcel, a public hearing and the tabulation of ballots weighted according to the proportional financial obligation of the affected party. “Assessment” is defined in Article XIIID to mean any levy or charge on real property for a special benefit conferred on the real property.

Proposition 1A. On November 2, 2004, California voters approved Proposition 1A (“Proposition 1A”), which amended the California Constitution to reduce the State’s authority over major local government revenue sources. Under Proposition 1A, the State may not (i) reduce local sales tax rates or alter the method of allocating the revenue generated by such taxes, (ii) shift property taxes from local governments to schools or community colleges, (iii) change how property tax revenues are shared among local governments without two-third approval of both houses of the California Legislature, or (iv) decrease vehicle license fee revenues without providing local governments with equal replacement funding. Beginning, in fiscal year 2008-09, Proposition 1A permits the State to shift a limited amount of local government property tax revenue to schools and community colleges if certain conditions are met, including: (a) a proclamation by the Governor that the shift is needed due to a severe financial hardship of the State and (b) approval of the shift by the California Legislature with a two-thirds vote of both houses. In the event of such a shift, the State is required to repay local governments for their property tax losses, with interest, within three years. Proposition 1A does allow the State to approve voluntary exchanges of local sales tax and property tax revenues among local governments within a county. Proposition 1A also amends the California Constitution to require the State to suspend certain State laws creating mandates in any year that the State does not fully reimburse local governments for their costs to comply with the mandates; provided, however, that such provision does not apply to mandates relating to schools or community colleges or to mandates relating to employee rights.

The purpose of Proposition 1A is to increase and stabilize local government revenues. Proposition 1A could also, however, result in decreased resources being available for State programs. Such a decrease, in turn, could affect actions taken by the State to resolve budget difficulties, including increasing State taxes, decreasing spending on certain State programs or even suspending or otherwise circumventing Proposition 1A in order to appropriate local government revenues.

Future Initiatives. Article XIIIB, Article XIIIC, Article XIIID, Proposition 62, Proposition 98 and Proposition 1A were each adopted as measures that qualified for the ballot pursuant to the State’s Constitutional initiative process. From time to time other initiative measures could be adopted, affecting the ability of the State to increase or apply revenues and to make or increase appropriations.

Litigation.

The State is continually a party to numerous legal proceedings, many of which could have an adverse impact on the State’s financial condition. Pending litigation currently includes, but is not limited to, cases involving issues related to taxes, environmental matters, health care, tribal gaming, transportation, education, and the State’s prison system, all of which, if decided adversely to California, could result in significant General Fund expenditures or otherwise impact the ability of the State to raise revenues.

Local Governments.

The primary units of local government in California are the 58 counties (the “Counties”), which range in population from approximately 1,100 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for providing many basic services within the State, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (i.e., taxes devoted to a specific purpose) without two-thirds voter approval. Proposition 218, which enacted additional Constitutional amendments in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. See “Constitutional Provisions Affecting Revenues and Appropriations – Article XIIIA” and “– Article XIIIC and Article XIIID” above.

Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services. In the aftermath of the approval of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the California Legislature reduced the post-Proposition 13 aid to local government entities, other than K-12 schools and community colleges, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the California Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change related to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the applicable vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35% reduction in VLF revenue to cities and counties from this rate change was offset by an increase in the amount of property tax revenues received by the cities and counties. This worked to the benefit of local governments, because the such offset amounts annually increased in proportion to the growth in secured roll property tax revenues, which had historically grown at a higher rate than VLF revenues. This arrangement continues without change in the 2009 Budget Act. See “Constitutional Provisions Affecting Revenues and Appropriations – Proposition 1A” for a discussion of the effect of Proposition 1A on local government finances.

Pursuant to statutory changes made in conjunction with the 2009 Budget Act, the VLF rate will increase from 0.65% to 1.15% effective May 19, 2009. Of this 0.50% increase, 0.35% will flow to the General Fund and 0.15% will support various law enforcement programs previously funded by the General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year.

Economic, Political, Social and Environmental Conditions.

Changes in economic, political, social or environmental conditions on a local, State, federal and/or international level may adversely affect California’s financial condition, as well as investment risk generally. Such conditional changes may include (but are not limited to) fluctuations in business production, consumer prices or financial markets, unemployment rates, technological advancements, shortages or surpluses in natural resources or energy supplies, changes in law, social unrest, fluctuations in the crime rate, political conflict, acts of war or terrorism, environmental damage and natural disasters.

Georgia

Located in the southeastern region of the United States, the State of Georgia (“Georgia” and the “State”) has experienced substantial growth over the last several decades. Since 1960, the population of Georgia has more than doubled, currently making Georgia the country’s ninth most populated state. Between 2000 and 2008, Georgia grew by an estimated 1,498,932 people, a growth rate of 18.3%, fourth fastest in the nation, and fastest east of the Mississippi River. (2008 Census estimate: 9,685,744). From 2007 to 2008, 14 of Georgia’s counties ranked among the nation’s 100 fastest-growing, second most in the nation.

Georgia’s economy is fairly diversified, with private sector employment almost equally spread between manufacturing, services, wholesale sales and retail sales, with concentrations in manufacturing, trade, transportation and utilities, information technology, and professional and business services. During the second half of the 20th century, this diversity allowed Georgia to experience almost continuous economic growth, while other states more dependent upon a single business sector experienced some periods of economic contraction. However, during the last several years, this diversity has been unable to fully insulate Georgia’s economy from the nationwide economic downturn that occurred in 2002-2004 and the one which is currently occurring in 2008-2009.

One area of where this economic diversity, in combination with Georgia’s population growth, and its effects on the local economy can be seen is Georgia’s labor market. Historically, Georgia has enjoyed an unemployment rate significantly at or below the national average. However, as of May 2009, unemployment rate stood at 9.6% compared to the national average of 9.4%. The foregoing notwithstanding, even in this economic downturn, Georgia is generally viewed as having a better economic outlook compared to the rest of the country. According to Moody’s Economy.com Risk of Recession Index, the likelihood of a recession in Georgia in six months is at 27%, the 10th lowest probability among the 50 states.

Historically, most of the job growth in Georgia has been in the Atlanta MSA. However, over the last several years, there has been great emphasis placed upon developing other parts of the State, so that these areas can begin to reap the economic benefits traditionally limited to the Atlanta MSA. One example of this is the OneGeorgia Authority, which is discussed below. Those efforts have begun to bear fruit, as for the last several years, the statewide growth rate has exceeded the Atlanta MSA growth rate. This trend continues to hold even in this economic downturn, as over the past year (June 2008 – June 2009), the Atlanta MSA has experienced a decrease of 6% in total employment, while the remainder of the State has experienced a smaller decrease of 5%.

One reason that Georgia has a better economic outlook is because of its location, which affords its residents and businesses easy access to commercial centers throughout the world. It is thought that as business and consumer confidence grows, centers of transportation and logistics will gain as inventories get restocked and goods are shipped. This will increase traffic at the centers of air and rail transport and trucking, such as Georgia.

For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 interstate highways. As a result, Georgia manufacturers and distributors are within 2 truckload days of 82% of the US industrial market.

Since 1998, Hartsfield-Jackson (the “Airport”) has been the busiest passenger airport in the world, serving over 90,039,280 passengers in 2008 through 31 carriers, with destinations to over 245 cities in over 57 countries. Atlanta is within a two hour flight of 80% of the United States population. The current economic downturn has negatively impacted the Airport, as of May 2009, the number of domestic travelers fell 0.57% over the prior year, while international passengers fell by 6.7%. This downward trend is expected to be short-lived, as annual Airport passenger traffic is anticipated to increase to 121,000,000 by 2015.

The Airport also has over 2,000,000 square feet of cargo warehouse space. In addition to the main cargo complexes, the Airport houses a USDA approved Perishables Complex, the only one in the Southeastern U.S. The Perishables Complex features on-site distribution and transport capabilities, USDA inspection services and a USDA approved fumigation chamber. The Airport is also the only airport in the Southeast to be approved by the USDA to apply cold treatment, which is an environmentally safe alternative to methyl bromide.

This infrastructure enabled the Airport to handle more than 655,277 metric tons of cargo in 2008 (a decrease of 9% from 2007); international cargo also decreased from 399,121 to 365,351 metric tons in 2008. These same trends have continued throughout the first five months of 2009, with total freight tonnage down 25.5% compared to the previous year.

To facilitate the projected increase in usage, the Airport is in the ninth year of a ten year improvement project, which is the largest such project in the history of the State of Georgia. The program was originally budgeted at $5.4 billion over a ten-year period, but due to project delays and increased construction costs, the total is now projected to be over $9 billion The centerpiece of this expansion is the building of a fifth runway, which opened on May 16, 2006, and is expected to significantly reduce air traffic congestion. The fifth runway is expected to increase the capacity for landings and take-offs by 40%, from an average of 184 flights per hour to 237 flights per hour.

One factor which could impact the Airport’s future operations is the operations of Delta Airlines. Delta, the dominant carrier in Atlanta, filed bankruptcy on September 14, 2005 and emerged on April 30, 2007. Since emerging from bankruptcy, Delta has enjoyed limited financial success. For the quarter ending June 30, 2009, Delta’s net profit was $191 million, excluding merger-related expenses and $390 million in realized fuel hedge losses. Furthermore, during this quarter, Delta generated $834 million in operating cash flow and had $5.4 billion in unrestricted liquidity. However, due to the recession, decreased demand and rising oil prices, in June 2009, Delta filed applications to receive federal subsidies for air service to eight communities in the Midwest and Southeast, as the prolonged recession has made continuing service to these communities less economically viable.

Delta’s future does remain positive since Delta completed its merger with Northwest Airlines in October 2008, to form the world’s largest commercial carrier with 786 aircraft. Thanks to the merger, Delta is expected to have $17.7 billion enterprise value. Furthermore, through the first half of 2009, Delta has achieved more than $200 million in synergy benefits from its merger with Northwest Airlines. This consolidation process is expected to be complete by early 2010.

Finally, with respect to water transport, Georgia has two significant deepwater ports, Savannah and Brunswick, as well as two inland barge operations, Columbus and Bainbridge. Like the Airport, these ports have also experienced a significant increase in traffic. Out of 361 ports in the U.S., Savannah is now the fourth largest (and fastest growing) container port in the country; while Brunswick is the number six auto port in the nation. For FY2008, the Port of Savannah’s total exports exceeded one million TEUs for the first time in Georgia Ports Authority’s history. However, through the first five months of 2009, total TEU trade was down 19.3% compared to the previous year.

Also like the Airport, Georgia’s water ports are currently involved in significant capital improvement projects. The Brunswick Deepening Project was completed in 2007 (deepening the mean water depth to 36 feet), as was the preliminary work for the Savannah Harbor Expansion Project. The latter project is expected to be complete by 2012 (2 years prior to the Panama Canal expansion) and will deepen Savannah Harbor from 42 feet to 48 feet. The expansion of the Panama Canal and the Savannah Harbor will allow much larger container ships, twice the capacity of current vessels, to access the Savannah port.

These factors have all contributed to Georgia’s significant link to the global economy, which is recognized by the 10 international banks with offices in the State as well as over 50 countries that have consular, trade, or chamber of commerce offices in Atlanta, including most recently, the country of Brazil, which opened a new consulate in Atlanta in February 2008. More than 1,600 internationally-owned facilities representing 39 countries are located in Georgia. Georgia’s status as an international player was reaffirmed by the holding of the G-8 Summit in Sea Island, Georgia on June 8-14, 2004. In 2008, Georgia ranked 13th among states in total value of exports with $27.5 billion in value, up 18% over the previous year.

In spring of 2008, in an effort to boost its global reputation, Georgia opened the Beijing Georgia Business Advisory Center, LLC. The center is working closely with Governor Perdue, the Georgia Department of Economic Development (“GDEcD”) and local communities to further advance the Georgian economy. Furthermore, GDEcD began a “Global Georgia” program which intends to promote Georgia within the international community and prioritize international business development.

Georgia has been successful in attracting international business. In 2008, among 321 company announcements, 16.5% were international projects or direct foreign investment, with international investors ranging from Spain to Korea. Kia Motor Co. (“Kia”), a South Korean automaker, is continuing with its construction of a new automobile assembly plant in West Point, Troup County, Georgia, which is located off Interstate 85 near the Georgia-Alabama border. The $1.2 billion facility will produce 300,000 cars a year and will create about 2,893 jobs at the plant. Also, seven supplier companies are expected to locate near the facility and are expected to employ approximately 3,600 workers. The plant is expected to begin production in December 2009, and it is hoped that its opening will help offset the job loss incurred during the recent closings of Ford’s plant in Hapeville, Georgia and General Motors’ assembly plant in Doraville, Georgia.

The State continues to remain focused on the expansion of business within its borders. Recently, Georgia has been ranked among the top 10 states in which to do business by Site Selection magazine’s executive survey (#10) and CNBC (#10). Furthermore, in May 2009, for the 5th straight year Pollina Corporate Real Estate ranked Georgia in the top ten (#8) among pro-business states. Finally, Forbes magazine recently designated Georgia as the 5th best state for business, moving up 10 spots from the previous year. Georgia was only one of three states that finished top 10 in four of the six categories that were factored into the study which includes: economic climate, growth prospects, labor supply and regulatory environment. New businesses that have relocated or expanded in Georgia in 2008 include: Kumho Tire, Sewon Precision, EFACEC Group and Procter & Gamble, hiring 450, 700, 606 and 166 persons respectively.

Many domestic companies are also relocating its operations to Georgia. In June 2009, NCR Corp., which produces ATMs, cash registers and retail self-checkout machines, announced that it would be moving its headquarters to Duluth, Georgia along with 1,250 jobs. NCR has also announced that it would be hiring 870 employees for their new manufacturing facility in Columbus, Georgia. The company said it chose Georgia after an “extensive analysis” of potential locations based on the nature of the local workforce, infrastructure, financial incentives and government tax structures.

As mentioned above, historically much of this economic largesse has centered around the capital city of Atlanta. However, recently the State government has taken several steps to ensure that the other areas of Georgia share in this growth. Of particular note is the OneGeorgia Authority (the “Authority”). Established in 2000 and funded with a portion of the State’s recovery in the nationwide tobacco litigation settlement, the Authority was created to provide financial assistance to development projects targeted to assist Georgia’s economically distressed areas. It is anticipated that the Authority will invest over $1.6 billion over the term of the tobacco settlement. Unfortunately, due to the economic downturn, the fund for OneGeorgia Authority’s rural development program was cut from the FY 2010 budget.

The State government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the State having one of the lowest debt levels, per capita, in the United States. In 2007, Georgia had the 3rd lowest state per-capita debt and 4th lowest instate debt as a percent of personal income. As a result, Georgia is one of seven states to maintain a triple “A” bond rating by all three major rating agencies (see below).

General obligation bonds are typically issued by the State pursuant to Article VII, Section IV of the Constitution of the State of Georgia (the “Georgia Constitution”), which provides that such bonds are the direct and general obligations of the State. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

“The full faith, credit and taxing power of the State are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added)…”

The Georgia Constitution further obligates the Georgia General Assembly to “raise by taxation and appropriate each fiscal year … such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt.” The Georgia Constitution also establishes a special trust fund (the “State of Georgia General Obligation Debt Sinking Fund”), which is used for the payment of debt service requirements on all general obligation debt.

The Georgia Constitution also establishes certain limitations upon the amount of debt that the State can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the State may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents State departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts that may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

As mentioned above, the State may incur “public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred.” (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the State has never had to exercise this power.

Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

As of June 30, 2008, the State had total outstanding bonded debt of $9,545,352,000. While this represented a substantial increase over the prior year ($8,726,912,000), the State remained well below the 10% threshold at 5.5%. As a result, as of June 30, 2009, the State maintained credits ratings of Aaa, AAA, and AAA from Moody’s Investor Services, Fitch Investor Services, L.P., and Standard and Poor’s Corporation, respectively.

The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the State budget which is considered, amended, and approved by the Georgia General Assembly.

To protect the State in the event of a decline in State revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections, and its existence was instrumental in helping the State weather the nationwide economic downturn during FY2002-FY2004. During those 3 years, the State was able to cover revenue shortfalls by drawing monies from this reserve (approximately $680 million over the 3 year period) rather than raising taxes or cutting vital services. With the end of the economic downturn in FY 2005, the State then began to replenish the reserve, so that at the end of FY 2007, the reserve had a balance in excess of $1.6 billion (exceeding the pre-FY2002 balance). Unfortunately, due to the economic downturn, this upward trend was reversed in FY 2008, with the Revenue Shortfall Reserve balance at the end of the year being reduced to $1.21 billion.

This reserve increase was funded by the State experiencing substantial increases in revenue collections. For FY2007, Georgia experienced a 7.5% increase over prior year collections ($17,600,126,000 versus $16,366,132,000). This increase cut across all major areas of revenue collection including Individual Income Tax (up 9.4%), Corporate Income Tax (up 17.9%), Sales and Use Tax (up 3.6%), Motor Fuel Taxes (up 20.0%) and Property Taxes (up 4.9%).

Unfortunately, this trend reversed in the latter half of FY 2008, such that for the year State revenue collections were down by $189,975,000 (down 1.1%) from FY2007 levels. Although Individual Income Taxes (up 0.3%), Property Taxes (up 4.3%), and Motor Fuel Taxes (up 7.7%) were up from the previous year, this gain was offset by the loss in Corporate Income Taxes (down 7.5%), and Sales and Use Taxes (down 2.3%). With the economic downturn in FY2008, the Revenue Shortfall Reserve saw a decrease of $521 million, resulting in a balance of $1.21 billion.

For FY2009, the State experienced even more decrease in revenue collections. Total revenue collections were down by $1,830,818,000 (down 10.5%) from FY2008 levels. The effect in the various subareas showed an overall decrease, as Individual Income Taxes (down 12.2%), Motor Fuel Taxes (down 14.8%), Corporate Income Taxes (down 26.3%) and Sales and Use Taxes (down 7.6%) were down from FY 2008 levels. The only areas that saw some increase in revenue collection was in Property Taxes (up 1.9%) and Alcohol Beverages Tax (up 1.2%).

On May 13, 2009, Governor Sonny Perdue signed the state’s $18.6 billion FY 2010 budget, $2.5 billion less than the original FY 2009 budget. Furthermore, in response to the continued decline in State revenues, on July 21, 2009, Governor Sonny Perdue issued a directive to most state agencies to cut 5% from their fiscal 2010 budget.

One continued positive source of revenue for the State has been the Georgia Lottery Corporation. Established in 1992, the State uses profits from the lottery to fund numerous education-based initiatives, including a voluntary, state-wide pre-Kindergarten education program and the HOPE Scholarship Program (for post-secondary education). In FY2009, Georgia Lottery transferred $872,082,000 to the State Treasury’s Lottery for Education Account, the largest educational transfer in Georgia Lottery Corporation’s history.

One significant byproduct of the HOPE Scholarship Program has been the substantial increase in the percentage of college educated adults. In 1999, only 21% of Georgia’s population had a college degree, far below the national average. Ten years later, 28% of the population has a college degree, on par with the national average.

Personal income is a second key indicator of economic conditions in Georgia. Total personal income, relative to that of the U.S., has been growing despite the economic downturn. For fiscal year 2008, Georgia’s personal income grew by 4.9%, compared to 5.3% for the nation as a whole. Although personal income growth fell behind the national average, Georgia’s personal income growth outpaced the national average in the last 2 quarters.

Georgia has also undergone significant political change during this time. In November 2002, the State elected its first Republican Governor since Reconstruction. In addition, in light of significant election gains, as well as the well-publicized switch of political parties by several State Senators, the Republican Party gained control of the State Senate. This trend continued in 2004, as the Republican Party gained control of the State House and a second Republican Senator was elected (making it the first time since Reconstruction that Georgia had 2 Republican Senators). The 2008 election continued this trend as the Republican Party maintained control of the State House and the State Senate.

Significant Contingent Liabilities

In response to a written request from the State Auditor, the Law Department for the State identified the following material litigation, claims and assessments as of June 30, 2008:

A civil action has been filed against the Teachers’ Retirement System of Georgia (“TRS”) seeking additional benefits retroactive to the time of their retirement dates for a class of retirees who elected survivorship options and who retired between 1983 and February 1, 2003. Plaintiffs allege that the failure of TRS to use updated mortality tables resulted in miscalculations of monthly benefits and therefore additional monies are due to plaintiffs for underpayment of benefits. The plaintiff class numbers approximately 15,000. The Superior Court granted summary judgment for TRS; however, the judgment was reversed on appeal by the Georgia Supreme Court in October 2006. The case was remanded back to the trial court to determine liability to plaintiffs and whether any part of their claim was barred by applicable statute of limitations. The court ruled on February 29, 2008, for the plaintiffs citing a twenty-year statute of limitations and awarding interest and attorneys’ fees. The judgment is being appealed by both TRS and the plaintiffs. TRS is appealing the twenty-year statute of limitations and the attorney fees. The plaintiffs are appealing the interest rate granted. Also on February 29, 2008, the Court issued an uncontested claims order using a six-year statute of limitations. The Georgia Court of Appeals heard oral argument on these issues on September 10, 2008, but has not yet issued its ruling. The ultimate liability to TRS cannot be reasonably estimated as it is impacted by certain variables that are uncertain until the final decision by the Court, most notably, the applicable statute of limitations and any applicable interest rates on such liability. During fiscal year 2008, TRS paid approximately $93 million in retroactive benefits and attorneys’ fees on the uncontested claims order using a six-year statute of limitations. A liability of $100 million has been accrued in fiscal year 2007 for such claims. TRS has recorded an estimated additional liability of approximately $377 million using the twenty-year statute of limitations ruling and interest rates used during that time period. This amount is recorded in accounts payable and other accruals in the accompanying statement of fiduciary net assets as of June 30, 2008. Although the ultimate liability may vary from the amount recorded, management believes that it will not have a material impact on the financial statements.

In a related case, in January 2007, multiple retirees filed a civil action against the Employees’ Retirement System of Georgia (“ERS”) in Fulton County Superior Court which set forth exactly the same issues as were presented in the TRS case described above. This case will be heard after the TRS case has concluded, the parties having agreed that the TRS rulings will apply in this case as well. The ultimate potential liability is impacted by certain variables that are uncertain until the final decision by the Court, most notably the applicable statute of limitations and any applicable interest rates on such liability. As such, management cannot reasonably estimate the potential possible outcomes and therefore has not recorded a liability on the statement of fiduciary net assets. Although the ultimate liability cannot be estimated at this time, management believes that it will not have material adverse effect on the financial statements.

In an additional related case, in August 2008, multiple retirees filed a civil action against the Public School Employees Retirement System (“PSERS”) in Fulton County Superior Court which set forth exactly the same issues as were presented in the TRS case described above. This case will be heard after the TRS case has concluded, the parties having agreed that the TRS rulings will apply in this case as well. The ultimate potential liability is impacted by certain variables that are uncertain until the final decision by the Court, most notably the applicable statute of limitations and any applicable interest rates on such liability. As such, management cannot reasonably estimate the potential possible outcomes and therefore has not recorded a liability on the statement of fiduciary net assets. Although the ultimate liability cannot be estimated at this time, management believes that it will not have material adverse effect on the financial statements.

A suit was filed in July 2007, against the Department of Revenue asserting a claim for the Port Tax Credit. The plaintiff asserts that its increase in imports through Georgia ports during the tax years 2002 through 2004 inclusive qualifies the plaintiff to receive a credit-based income tax refund. The total credit claimed is in excess of $50 million, although the amount of refund for each taxable year is capped with excess credits carrying forward to subsequent tax years. The State has answered the complaint asserting that the plaintiff does not satisfy the statutory requirements to qualify for the credit. Discovery in this case is complete and the parties anticipate filing a consent scheduling order and cross-motions for summary judgment on stipulated facts.

A suit was filed in Fulton County Superior Court in September 2007, against the Department of Revenue, seeking a sales tax refund of $10 million. It involves a legal issue decided in the Department’s favor in a previous case which was filed December 2, 2005, to obtain a $2 million refund. The plaintiff’s application for discretionary appeal in the first lawsuit was denied by the Georgia Court of Appeals. The issues in the second case are fully briefed, and a decision is pending.

A suit has been filed against the Department of Transportation (“DOT”) by a plaintiff alleging two breach of contract causes of action related to price escalations of asphalt. The plaintiff also alleges a claim under the Prompt Payment Act. DOT filed an answer on May 7, 2008. The case is currently in discovery and the plaintiff has not stated an amount of damages.

DOT is the condemnor in numerous pending property condemnations which are at various stages of procedure. It is not currently reasonable to evaluate the potential loss on a case by case basis. Based on historical trend analysis it is reasonably possible that certain of the numerous lawsuits will be found in favor of the condemnees and that DOT will be bound to pay additional sums awarded by the judgments over the amount estimated by DOT and paid into court when DOT filed the condemnation. It is believed that additional awards of the pending condemnation lawsuits, in the aggregate, could be between $80 million and $120 million.

A class action lawsuit filed in June 2002, on behalf of 2,200 children in State custody asserted systemic deficiencies in foster care in Fulton and DeKalb counties. A consent decree was entered wherein the Department of Human Resources (“DHR”) agreed to make a number of specific system-wide management and infrastructure reforms. The District Court appointed two independent accountability agents to monitor DHR’s progress and awarded attorneys’ fees to the plaintiffs in the amount of $10.5 million. DHR appealed the award of attorneys’ fees to the Eleventh Circuit Court of Appeals. On July 3, 2008, the Court of Appeals affirmed the entire award. However, the majority opinion noted that the panel grudgingly affirmed the $4.5 million multiplier applied by the district court because they were bound by Eleventh Circuit precedent which may conflict with that of the United States Supreme Court. In light of the tone of the majority and concurring opinions, DHR filed a petition for rehearing en banc in the Eleventh Circuit which was denied on November 5, 2008. The next level of appeal would be application for a Writ of Certiorari to the U.S. Supreme Court.

Maryland

Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of the Fund’s policy of concentrating its investments in Maryland issuers. This information supplements the information in the prospectus. This information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of the State of Maryland (“State”) and other sources that are generally available to investors as of July 22, 2009. While generally believed to be accurate, we have not independently verified the information in this summary and will not be updating it during the year. Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

Unless stated otherwise, the ratings indicated are for obligations of the State and are current as of July 22, 2009; there can be no assurance that these ratings will not change. Bonds issued by Maryland’s political subdivisions and other issuers of tax-exempt bonds may have different ratings which are unrelated to the ratings assigned to State bonds. Similarly, conduit bonds issued for private borrowers have ratings which are unrelated to the ratings assigned to State bonds.

The State and Its Economy. According to the 2000 Census, Maryland’s population on April 1 of that year was 5,296,486, an increase of 10.8% from the 1990 Census. Maryland’s population is concentrated in urban areas. Approximately 86.9% of Maryland’s population lives in the densely populated Baltimore-Washington region. Per capita income in 2008 was $48,091 in Maryland, compared to the national average of $39,751 in that year. Per capita income in Maryland increased at an annual rate of 3.5% in 2008, higher than the national average of 2.9%.

Maryland’s economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than it is nationwide. As one of the wealthier states, in Maryland a greater share of personal income is derived from dividends, interest and rent, and a lesser share comes from transfer payments. Maryland’s economy is also particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal and military employment in 2008 was 9.8% for Maryland residents, compared to 3.7% nationwide. Maryland’s unemployment rate has been lower than the rest of the country for the past ten years, while the labor force in Maryland grew faster than the rest of the country during the expansion years of 2005 and 2006. In 2008, the unemployment rate in Maryland was 4.4%, as compared to a national unemployment rate of 5.8%. In June 2009 these rates had increased to 7.3% in Maryland and 9.5% in the United States as a result of the ongoing recession.

The outlook for Maryland’s economy has declined along with expectations for the national economy. Even taking into account the impact of the American Recovery and Reinvestment Act of 2009 (“ARRA”), the State and Maryland local governments are expecting reduced sales and income tax receipts. As a result, the State expects a budget shortfall of more than $700 million for fiscal year 2010.

State Fiscal Information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland’s fiscal year 2008 ended with a $487.1 million general fund balance on a budgetary basis and $684.8 million in the Revenue Stabilization Account of the State Reserve Fund and other reserve funds. General fund revenues on a budgetary basis realized in the State’s fiscal year 2008 were below estimates by $71.2 million, or 0.5%. On a GAAP basis, the fiscal year 2008 reserved general fund balance was $1,388.2 million, while the unreserved, designated and undesignated, fund balances were $538.0 million and $959.4 million, respectively; these balances compare to the reserved general fund balance of $2,373.7 million, and unreserved, designated and undesignated, fund balances of $195.1 million and $690.2 million, respectively, at the end of fiscal year 2007. The Revenue Stabilization Account of the State Reserve Fund provides financial support for future needs of the State and is intended to reduce the need for future tax and other revenue increases. However, the State can move funds in the Revenue Stabilization Account to cover other areas of its budget, and has done so recently. As described below, over the last few years the State has needed to make transfers from the State Reserve Fund to pay for operating shortfalls, in addition to enacting cuts in expenditures.

2009 Budget. On April 5, 2008 the General Assembly approved the budget for fiscal year 2009. The fiscal year 2009 budget includes, among other things: (1) funds for the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,959.8 million in aid to local governments from general funds reflecting full funding of public school assistance enhancements enacted at the 2002 Session of the General Assembly, as amended (“Thornton”); (3) $16.2 million for capital projects; (4) $231.5 million to the State Reserve Fund; and (5) deficiency appropriations of $77.5 million for fiscal year 2008. The $231.5 million for the

State Reserve Fund included $146.5 million to the Revenue Stabilization Account and $85.0 million in the Dedicated Purpose Account for transfer to the Maryland Transportation Authority for transportation projects. Transfers from the State Reserve Fund to the General Fund totaled $125.0 million.

The fiscal year 2009 budget also included funds for a 2% employee cost of living adjustment, merit increases, and a statutory match for contributions to deferred compensation. In addition, the fiscal year 2009 budget provided $62.8 million in general funds and $44.7 million in non-general funds for past employment non-pension (“OPEB”) liabilities.

Subsequent Events. Following enactment of the fiscal year 2009 budget, the Board of Revenue Estimates decreased its 2009 general fund revenue estimate by $1,292.7 million ($431.9 million in September 2008, $415.3 million in December 2008 and $445.5 million in March 2009). In order to close the gap between anticipated revenues and budgeted expenditures, the Governor proposed, and the Board of Public Works approved, expenditure reductions totaling $364.3 million in October 2008 and March 2009. The October reductions included reductions in aid to local governments, a decrease in the transfer to the Dedicated Purpose Account of the State Reserve Fund for transportation projects, a $46.1 million reduction in the amount for OPEB liabilities, and $217.2 million in other reductions to State agencies. Expenditures were reduced by $67.1 million in March 2009, including $34.1 million in savings from furloughing State employees and $9.2 million in savings from abolishing vacant positions.

As part of the fiscal year 2010 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2009 (the “2009 Act”), legislation that authorized various transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2009 Act authorized transfers to the General Fund of $380.2 million from accounting reserves and $414.4 million from various special fund balances including $137.1 million in transfer tax revenues, $73.0 million from the Dedicated Purpose Account of the State Reserve Fund, $52.7 million from the Helicopter Replacement Fund, $29.0 million from the University System of Maryland, $28.0 million from the Injured Worker’s Insurance Fund actuarial liability reserve for claims against the State, and $17.0 million from the Trauma Fund. The 2010 budget plan also increased the transfer from the Revenue Stabilization Account of the State Reserve Fund to the General Fund by $45.0 million for a total of $170.0 million in fiscal year 2009.

Based on the Board of Revenue Estimates March 2009 general fund revenue estimate and actions enacted by the General Assembly in the 2009 session, it was estimated that the general fund balance on a budgetary basis at June 30, 2009 would be $437.1 million.

In June 2009, the Bureau of Revenue Estimates reported that 2009 general fund revenues will likely fall approximately $400.0 million short of the estimate; however, the State expects to end fiscal year 2009 with a positive general fund balance.

2010 Budget. On April 13, 2009, the General Assembly approved the budget for fiscal year 2010. The fiscal year 2010 budget includes, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,745.7 million in aid to local governments from general funds reflecting full funding of the Thornton public school assistance program; (3) $139.9 million to the State Reserve Fund; and (4) deficiency appropriations of $273.0 million for fiscal year 2009.

As described above, as part of the fiscal year 2010 budget plan, the General Assembly enacted the 2009 Act, which provides for transfers to the General Fund in fiscal year 2010 of $216.3 million, including $31.0 million of transfer tax revenues and $161.9 million from the local share of highway user revenues. The 2009 Act and other legislative actions cumulatively decrease fiscal year 2010 revenues by $24.8 million, taking into effect projected decreases resulting from the impact of ARRA on individual income taxes.

Reductions to required fiscal year 2010 general fund appropriations include $34.0 million in aid to community colleges; $24.0 million due to modifications in the local jail reimbursement program; $16.1 million representing a decrease in the State share (from 80% to 70%) of the cost of placing students with special needs in non-public establishments; and $11.8 million reflecting the elimination of a State match of employee contributions to the deferred compensation plan. The fiscal year 2010 budget does not include funds for any employee cost of living adjustment or merit increases.

The fiscal year 2010 budget includes $139.9 million for the Revenue Stabilization Account of the State Reserve Fund. The required payment of $63.0 million from the Dedicated Purpose Account to the Maryland Transportation Authority for transportation projects was reduced and funded with general obligation bonds instead. Transfers from the State Reserve Fund to the General Fund total $210.0 million in fiscal year 2010.

Based on the Board of Revenue Estimates March 2009 general fund revenue estimate and actions enacted by the General Assembly in the 2009 session, it was estimated that the general fund balance on a budgetary basis at June 30, 2010 would be $87.9 million.

Subsequent Events. As referenced above, on June 2009, the Bureau of Revenue Estimates reported that 2009 general fund revenues will likely fall approximately $400.0 million short of the March 2009 estimate. In July 2009 the Governor proposed $280.0 million in General Fund budget reductions and other budget actions to the Board of Public Works and intends to propose future budget reductions as necessary in order to maintain a balanced 2010 fiscal year budget. The proposed cuts were approved by the Board of Public Works and included, among other things $40 million in higher education cuts, $34 million in reduced Medicaid payments, and $75 million resulting from an enhanced federal Medicaid match.

Federal stimulus funding. ARRA provides support for the states, including the State, by funding infrastructure, education programs, human services programs, and providing discretionary funds. ARRA provides $4.1 billion in formula funding to Maryland governments. Of this amount, almost $2.5 billion was appropriated by the 2009 General Assembly. ARRA grants to Maryland provide $396.0 million for educational programs, $765.2 million for infrastructure programs, and $546.2 million for other programs. These funds provide additional federal support and do not supplant general funds. ARRA also includes $101.8 million in grants to local governments and aid organizations that are not appropriated in the State budget. These funds will be distributed directly to the local governments and aid organizations.

ARRA also provides federal grants for which State and local governments must compete, including grants to support law enforcement, habitat conservation, and the arts. It is uncertain how much of these funds the State or Maryland local governments will receive.

ARRA’s most significant impact for Maryland is the $2.3 billion that can support State general fund commitments. These funds support Medicaid, education, and discretionary State spending; the funds are used in the place of general funds to sustain State funding from fiscal years 2009 to 2011. When the funds are no longer available, the State will need to replace the funds or reduce spending.

Other fiscal challenges facing Maryland. At the same time, the State and local governments are addressing the financial burden of additional state and local infrastructure needs resulting from the United States Base Realignment and Closure (BRAC) program. As part of BRAC, a substantial number of military families and private sector workers will relocate to Maryland. These additional households, estimated to potentially total 45,300 starting in 2009, will require schools, housing, transportation and other services. BRAC relocations are resulting in increased expenditures at both the State and local levels, although recent spending cuts made by the State may impact cut the funding for some of these expenditures and may result in either greater borrowing or delays in implementation of the needed infrastructure. The short term financial impact of BRAC relocations, while generally perceived to be favorable in the long term, cannot yet be determined.

The State also has a substantial unfunded actuarial liability, estimated to be approximately $10.7 billion as of June 30, 2008 or 101.9% of payroll, on the pension plans guaranteed by the State. Other retirement programs administered by the State also are experiencing material shortfalls. In addition, after several years of analysis of the State’s OPEB liabilities, the State has determined that the State’s unfunded actuarial accrued liability for OPEB liabilities was $14.7 billion as of June 30, 2008; the amount held in trust to pay OPEB liabilities was $124.4 million as of that date. A commission formed in 2006 to develop a plan with respect to the State’s OPEB liabilities reported in an Interim Report released in December 2008 that, in its view, Maryland cannot sustain the current level of retiree health benefits. The commission is continuing to explore options for redesigning retired health benefits and/or the way the State pays for them to arrive at a solution that is both fiscally sound and fair to current and retired State employees.

State-Level Municipal Obligations. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland’s Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. In its fiscal year 2009 capital program, 40% of the new general obligations bond authorizations represent financing of State-owned capital facilities and State programs, 58% represent financing of capital improvements owned by local governmental units, and 2% represent financing of capital improvements owned by non-profit or other private entities. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had approximately $8.6 billion of State tax-supported debt outstanding as of March 31, 2009. The State also plans to sell $485 million of general obligation bonds in August 2009.

The State’s public indebtedness can be generally divided into the following categories:

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The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects, including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State’s real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State’s general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of July 20, 2009, the State’s general obligation bonds were rated AAA by Fitch, Aaa by Moody’s Investors Service, Inc., and AAA by Standard & Poor’s. We cannot assure you that such ratings will be maintained in the future.

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The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financed facilities, including an expansion to BWI airport, rail transportation facilities, highways and other transportation facilities. Holders of these bonds are not entitled to look to any other sources of payment. The 2008 General Assembly established a maximum outstanding principal amount of $693.8 million as of June 30, 2009, for all nontraditional debt of the Maryland Department of Transportation. Nontraditional debt outstanding is defined as any debt instrument that is not a consolidated transportation bond or Grant Anticipation Revenue Vehicle (“GARVEE”) Bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of the Maryland Department of Transportation. At March 31, 2009, the outstanding principal amount of such nontraditional debt was estimated at $702.9 million, but is estimated at $693.8 million as of June 30, 2009.

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The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, convention centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues. At March 31, 2009, the principal amount of outstanding Maryland Stadium Authority bonds was $254.4 million.

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Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority, like the Maryland Department of Transportation, has issued bonds which are payable solely from collections from airline travel; declines in air traffic at BWI airport could impede repayment of such bonds.

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During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the Maryland Water Quality Financing Administration. The Bay Restoration Fund receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users. The Bay Restoration Fund sewer fee generated $55.0 million in revenue during fiscal year 2008. Future sewer fee revenues are projected at approximately $55.0 million per year. The sewer fee revenues are pledged, to the extent necessary, as security for revenue bonds issued by the Maryland Water Quality Financing Administration, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology. The first issue of Bay Restoration Revenue Bonds, in the amount of $50.0 million, closed on June 25, 2008. Between 2009 and 2012, the Maryland Water Quality Financing Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds.

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The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due on such obligations. Such arrangements generally contain “non-appropriation” clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government cannot be held contractually liable for the payments. As of March 31, 2009 the total of such financings outstanding was $249.2 million.

Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

Other Issuers of Municipal Bonds. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through bond insurance or other credit enhancement. Over the last eighteen months, however, repeated downgrades of the ratings of bond insurers have resulted in substantially lower ratings on these bonds. Additionally, other issuers within Maryland have received lower ratings.

Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have also issued general obligation bonds. In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.

Local governments in Maryland receive substantial aid from the State for a variety of programs, including education costs and discretionary grants. However, the cuts in State aid to local governments, the recession, and ongoing credit crisis have required some Maryland counties and municipalities to find creative sources of revenue, in spite of the receipt of ARRA revenues. The substantial projected budget shortfalls at the State level and current economic environment, as well as other future events, might require further reductions in, or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid and reductions in revenues will adversely affect local economies.

Risks and Uncertainties. Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund may be obligations of issuers other than the State, such as those listed above. Although the State has received the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay their indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may consist of obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since any decline in that one industry could impede repayment. Finally, the credit crisis has had and continues to have a substantial impact on the bond markets. The State, its political subdivisions and other conduit borrowers regularly issue bonds to fund capital projects. Since the credit crisis began, the interest rates paid on some financings have increased. Other financings have been delayed as a result of adverse market conditions, as a result of which local governments have experienced increased borrowing costs or cash flow difficulties.

As described above, the State projects reduced revenues due, at least on part, to the current economic environment and the ongoing credit crisis. Substantial losses in the job market, considerable declines in individual and business income taxes, coupled with reduced consumer and business expenditures have already impacted State’s revenues and are likely to continue to do so for some time. The cumulative effect of the ongoing market uncertainty, the credit crisis, and the recession makes the economic outlook of the State, its political subdivisions and other borrowers challenging and at the same time, difficult to predict. While Maryland’s economy is unusually dependent on the federal government because a large percentage of Maryland residents are employed either by the federal government or in companies working with the federal government, other sectors of Maryland’s economy are experiencing the same difficulties as in the rest of the nation. Additionally, funds received by the State under ARRA are only temporarily available to support general fund commitments. Maryland may continue need to decrease spending, cut employment, raise taxes and take other measures to balance its budget for several years.

The impact of these factors is also being felt by local governments. The City of Baltimore and other political subdivisions and municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, and are themselves experiencing lower revenues due to lower income tax and property transfer tax revenues and reductions in State aid. In particular, local governments depend on State aid, and any cutbacks in such aid as a result of the State’s own deficit issues could adversely affect local budgets.

Finally, the effect of the recession and credit crisis could affect the cash flow and ability of many conduit borrowers on bonds to service the debt service payments on their bonds; many of these entities may be unable to raise revenues due to weak consumer demand or other factors or may be experiencing higher costs (e.g., increased charity care), so the combination of higher interest rates, lack of access to capital and lower revenues or higher expenses could result in defaults on these conduit obligations. Similarly, reductions in State aid (e.g. to private educational and social or health institutions) may affect the budget of private borrowers.

North Carolina

The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30, with the North Carolina General Assembly adopting a biennial budget during its long session which is held in odd-numbered years. During the short session, held in even-numbered years, the General Assembly makes adjustments to the budget based on revenue collections. The annual appropriations bill, adjusting the 2007 act for the second fiscal year of the biennium for the 2008-2009 General Fund budget, was ratified by the General Assembly on July 8, 2008 and signed by the Governor on July 16, 2008. At the date of this document, the General Assembly had not adopted a General Fund budget for the 2009-2011 biennium or a budget for the current fiscal year ending June 30, 2010. The Governor, the State Senate and the State House of Representatives have proposed significant reductions in expenditures for the current fiscal year and 2009-2011 biennium and have proposed increased tobacco and alcohol taxes, sales tax increases, income tax surcharges and increased rates for high income individual and business taxpayers. At the date of this document, no agreement has been reached among the Governor and the Houses of the General Assembly as to expenditures or tax levels.

On January 13, 2009, the Governor of North Carolina issued an Executive Order finding that actual receipts for the fiscal year ending June 30, 2009 would not meet budgeted expenditures and would exceed General Fund receipts for the fiscal year unless State expenditures were reduced and under the Executive Order a number of steps were ordered to limit State expenditures to bring the budget into balance by year end. On April 28, 2009, the Governor issued an Executive Order providing for flexible furlough leave for most State employees to reduce salary expense by one-half of one percent over the remainder of the fiscal year ending June 30, 2009. At the date of this document, the receipts and expenditures for the fiscal year ended June 30, 2009 have not been released.

North Carolina is the tenth most populous state with more than 9.2 million people according to the U.S. Census Bureau’s 2008 estimates. Its economy is a combination of manufacturing, agriculture, services and tourism. In recent years, the State has moved from an agricultural economy to a services and goods based economy. There is also a significant military presence in North Carolina, contributing almost 7% of the gross state product, according to a 2008 study by the North Carolina Department of Commerce. Greater than 50% of North Carolina’s labor force is employed in one of four industry sectors: manufacturing, retail trade, health care and societal assistance, and government. However, the manufacturing slowdown continues to be felt in North Carolina. Manufacturing employment, which currently constitutes 12.4% of total employment, has decreased significantly from 2003, when it constituted 15.5% of total employment. While North Carolina remains the national leader in textile employment, job losses in the industry, which have been mounting for decades, are only expected to continue; nationwide, employment in the textile industry is expected to decline by 35% through year 2016.

North Carolina’s economy has been negatively impacted by the economic crisis facing the national economy. North Carolina’s labor market has slowed significantly since January 2008. The unemployment rate in North Carolina has risen from 5.0% in January 2008 to 11.0% in June 2009. During that same period, total employment (as reported by the Employment Security Commission of North Carolina, Labor Market Division) decreased by over 225,000 jobs or 5.4%. The unemployment rate in June 2009 is .1% below its highest point since the State started keeping seasonally adjusted data and is the nation’s eighth highest, behind Michigan, Rhode Island, Oregon, South Carolina, Nevada, California and Ohio. The unemployment rate is predicted to peak in 2010, followed by a decrease to approximately 9.0% in 2011. The education and health services sector, which is projected to expand 2.5% over the next several years, will likely lead the growth in employment, while construction and manufacturing will likely suffer longer than other industry sectors.

On May 6, 2009, the Fiscal Research Division of the North Carolina General assembly released its Revised Revenue and Budget Outlook, which indicated that, based on a $20.8 billion revenue budget, there would be a $3.2 billion shortfall. This represents an unprecedented 10.8% decline over last year’s collections. Revised consensus numbers also indicated that if normal long-term growth resumes in 2011-12, it will be 2013-14 before revenues equal the $20.8 billion budget figure for 2008-2009.

On June 11, 2009, the Office of the State Controller’s May 2009 Monthly General Fund Financial Report for the period ended May 31, 2009, showed the State’s General Fund unreserved fund had a negative balance of $344.8 million, compared to a negative $284.7 million at the end of April 2009, and a positive balance of $638.3 million at the end of May 2008. For May 2009, North Carolina’s tax revenues, net of refunds, declined by $14.6 million, or 1.4% for that month compared to the prior year. With lower cash balances, investment earnings declined by $12.6 million for May 2009, compared to the previous year. For the year to date through May, net tax revenues reflected a decline of $1.7 billion, or 10 percent, with investment earnings down by $111.2 million, or 49.6 percent.

A General Fund budget for the fiscal year (and the biennium) beginning July 1, 2009 was not enacted by that date. On June 30, 2009 the General Assembly enacted a continuing resolution authorizing the Governor, as Director of the Budget, to expend State funds during the fiscal year beginning July 1, 2009 to continue State government operations. This legislation is intended to be a short-term measure to cover the period from the beginning of the new fiscal year until the budget for the new fiscal period is enacted. Similar legislation was enacted on July 15, 2009 before the original continuing resolution was set to expire and now runs through July 31, 2009. While there is no assurance that the expiration date would be extended through additional legislation, the General Assembly has typically made such extensions under similar circumstances to continue the expenditure of funds for periods not covered by an enacted budget. Both resolutions capped expenditures at a percentage of the previous year’s budget, the second at 84% of that budget.

On July 24, 2009, the Governor issued an Executive Order rescinding the January 13, 2009 Executive Order and limiting State expenditures, purchases, travel, filling of vacant positions or promotions and adjustments in compensation.

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. Although an adverse result in any of the cases could have negative budgetary consequences, in the opinion of the Department of State Treasurer after consultation with the Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

Hoke County et al. v. State of North Carolina and State Board of Education — Right to a Sound Basic Education (formerly Leandro). In 1994, students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems.

The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court’s conclusion that the State Constitution guarantees every child the opportunity to obtain a sound basic education. Trial on the claim of one plaintiff-county was held in the fall of 1999. On October 26, 2000 the trial court, in Section Two of a projected three-part ruling, concluded that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the “sound basic education” mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court’s decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002 the Court entered Section Four of the ruling, ordering the State to take such actions as may be necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. On July 30, 2004, the North Carolina Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State continues to undertake measures to respond to the trial court’s directives. The trial judge holds periodic hearing to assess progress, most recently ordering in September of 2007 that certain testing be implemented. The magnitude of State resources which may ultimately be required cannot be determined at this time, however, the total cost could exceed $100 million.

N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et. al. — Use of Administrative Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are civil penalties which under the North Carolina Constitution must be paid to the schools.

On December 14, 2001, the Superior Court of Wake County granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations to be applicable, making the order retroactive to December 1995. This case was argued in the Court of Appeals in February 2003. The North Carolina Court of Appeals rendered a decision in September 2003 substantially favorable to the State. On July 1, 2005 the Supreme Court reversed the Court of Appeals in part, concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. Based upon information supplied by the defendant State agencies, the amount owed could be as much as $770 million. The case was remanded to Superior Court and on August 8, 2008 the Superior Court entered a judgment in the amount of $749.886 million. The court acknowledged, however, that the judicial branch did not have the power to force the State to satisfy the judgment and that any decision to do so would have to come from the legislature.

Southeast Compact Commission — Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its Complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August 2001. On August 5, 2002 the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the Court accepted jurisdiction of the case and the State filed an answer and motion to dismiss on August 21, 2003. On November 17, 2003, the motion to dismiss was denied, and the U.S. Supreme Court appointed a Special Master with authority to determine when additional pleadings will be filed in the case. The Special Master heard oral arguments on dispositive motions filed by both sides on September 3, 2004 and in September, 2006 allowed the State’s motions as to several claims. The parties will continue to litigate the remaining claims. Additional dispositive motions are pending before the Special Master who has indicated that orders favorable to the State will be recommended to the Supreme Court in the near future.

Goldston v. State of North Carolina — Highway Trust Fund Transfers. On November 14, 2002, a lawsuit was filed in Wake County Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary Judgment was granted in favor of the State on all issues and Plaintiff has filed a notice of appeal. On September 20, 2005, the North Carolina Court of Appeals upheld the trial court’s order. The plaintiff filed a petition for discretionary review with the North Carolina Supreme Court, and the Court agreed on March 2, 2006 to review a portion of the Court of Appeals’ decision and oral argument was heard on October 16, 2006. In an opinion filed December 15, 2006, the Supreme Court reversed the Court of Appeals, concluding that plaintiffs have standing to pursue their claims. On remand to Wake County Superior Court, the court ruled in favor of the State on both the standing argument and merits of the case. Plaintiffs appeal was argued in the Court of Appeals on January 28, 2009.

Lessie J. Dunn, et al. v. The State of North Carolina, et al. — Tax on Municipal Bonds. On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit in Forsyth County Superior Court alleging that the State’s imposition and collection of State income tax on interest received by taxpayers on municipal bonds issued by non-North Carolina state and local governments constitutes a violation of the Commerce Clause of the United States Constitution and seeking class certification. An order certifying a class has been entered by the superior court. The State appealed the scope of the class certification to the North Carolina Court of Appeals. On October 17, 2006, the Court of Appeals unanimously affirmed the order certifying the class. The State’s petition for discretionary review was granted by the North Carolina Supreme Court. On December 7, 2007, the North Carolina Supreme Court ruled that its earlier grant of discretionary review was improvidently allowed, which means that the

Court of Appeals’ decision upholding class certification will stand. The United States Supreme Court, however, has now rejected plaintiff’s argument in Kentucky v. Davis. The State will now move to have the case dismissed.

State of North Carolina v. Phillip Morris, Inc., et al., — Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State of North filed a Motion for Declaratory Order in the North Carolina Business Court against defendants Phillip Morris, Inc., R. J. Reynolds Tobacco Company, and Lorillard Tobacco Company. The Motion is seeking a declaration that (1) in 2003, North Carolina continuously had a Qualifying Statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) North Carolina is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that North Carolina is subject to a Non-Participating Manufacturers’ Adjustment for 2003. If the State is unable to ultimately prevail in the diligent enforcement litigation, the State may be unable to recover a portion of MSA payments. On December 4, 2006, Judge Tennille allowed the defendant’s motion to compel arbitration of these issues. The Court of Appeals has upheld the order, and on March 19, 2009, the State’s appeal to the North Carolina Supreme Court was denied. The State will therefore now be required to participate in a national arbitration process with the tobacco companies and all other MSA states.

Wal-Mart Stores East, Inc. v. Tolson and Sam’s East, Inc. v. Tolson — Refund of Corporate Income Tax. On March 17, 2006, the Plaintiffs filed complaints seeking a refund of over $33.5 million in corporate income taxes in Wake County Superior Court. Plaintiffs are challenging the Secretary’s authority to require them to file a “combined return” on various statutory and constitutional grounds. Defendant has filed a motion to dismiss under Rule 12(b)(6) and Plaintiff has filed a motion for summary judgment. On October 31, 2006, Defendant’s Motion to Dismiss was heard before Judge Horton who has been assigned to hear the actions as exceptional cases. Judge Horton granted summary judgment in favor of the State and Wal-Mart has appealed. Arguments were heard in the Court of Appeals on October 22, 2008, and the Court of Appeals issued an opinion on May 19, 2009 affirming the trial court judgment. Defendant is petitioning for discretionary review to the N.C. Supreme Court, but no decision has been issued yet.

Petroleum Traders Corporation (PTC). On July 19, 2006, Petroleum Traders Corporation, an Indiana corporation which sells fuel oil to North Carolina and its agencies, filed suit in Wake County Superior Court against the State, the Governor, the Secretary of Administration, the Department of Administration, the Secretary of Revenue, the Department of Revenue, the Controller, the Department of the Controller, the Chief Information Officer of the State and the State of Information Technology Services challenging the fee charged for internet- enabled sales to the State (“the eProcurement fee”) as being an unconstitutional tax. The eProcurement fee is charged pursuant to N.C. Gen. Stat. § 66-58.12, which authorizes State agencies to charge a fee to cover the “cost of permitting a person to complete a transaction through the World Wide Web or other means of electronic access.” The State’s position is that the fee is not a tax under North Carolina law. The remedy requested on behalf of the plaintiff and “all others similarly situated” is a refund of all the eProcurement fees charged since the inception of the eProcurement program, a sum the plaintiff contends is approximately $109 million, of which the plaintiff alleges to have paid over $1 million. The State filed a motion to dismiss the lawsuit for failure to state a claim and moved for a stay of discovery until after its motion to dismiss was decided. The State’s motion to dismiss was allowed in part and denied in part. In May 2008 the Court of Appeals reversed the trial court and ordered that the State’s motion to dismiss be allowed in its entirety.

The Advisor believes that the information summarized above describes the more significant matters relating to the Columbia North Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of the Department of the State Treasurer of North Carolina, other publicly available documents, and oral statements from various State agencies and individuals. The Advisor has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

South Carolina

The South Carolina (State) Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board, composed of the Governor, the State Treasurer, the State Comptroller General, the Chairman of the Senate Finance Committee, and the Chairman of the House Ways and Means Committee, may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

By statute, the State General Assembly has provided that if monies in the Capital Reserve Fund and General Reserve Fund are insufficient to balance the Budgetary General Fund, the State Budget and Control Board is authorized to borrow the amount needed to balance the Budgetary General Fund from any department of State government with a surplus to the credit of the State department on hand in the Office of the State Treasurer. Amounts borrowed must be repaid from the General Fund no later than June 30th of the following fiscal year.

The State Constitution limits annual increases in the State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth rate of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

The State Constitution requires a General Reserve Fund that equals three percent of General Fund revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits of State government. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund revenue for the latest completed fiscal year.

The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year’s appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must lapse and be credited to the General Fund.

Fiscal Year Ended June 30, 2009

The original revenue estimate adopted by the Board of Economic Advisors for the State’s Budgetary General Fund for the fiscal year ended June 30, 2009 was $7,246.4 million, and the appropriation act estimate as enacted by the General Assembly was $6,735.7 million. On July 21, 2008, the Board of Economic Advisors revised its estimate of budgetary General Fund revenue to $7,106.4 million, a decrease of $140.0 million, and a 1.9% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on August 12, 2008 reduced the State’s Capital Reserve Fund of $133.2 million as required by the State Constitution and the State’s fiscal year 2008-09 Appropriation Act. Reduction of the Capital Reserve Fund reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. Additionally, the State Budget and Control Board mandated an across the board reduction of General Fund appropriations of 3% for all agencies except where prohibited by proviso and approved a 3% reduction of the Local Government Fund. Additionally, certain agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for the fiscal year because of reduction of the Capital Reserve Fund. On October 8, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,692.4 million, a decrease of $414 million, and a 7.6% reduction to its original fiscal year 2008-09 estimate.

On October 20, 2008, the South Carolina General Assembly reconvened to amend the general appropriations act for fiscal year 2008-09, enact targeted reductions in General Fund appropriations, suspend actions of the State Budget and Control Board described above that mandated the across board reduction of General Fund appropriations and the reduction to the Local Government Fund, and validate and confirm use of the Capital Reserve Fund to offset the revenue shortfall for fiscal year 2008-09. These amendments to the 2008-09 appropriations act totaled expenditure reductions of $621.1 million, consisting of $487.9 million in targeted reductions and the $133.2 million reduction of the Capital Reserve Fund described above. On November 7, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,557.4 million, a decrease of $135.0 million, and a 9.5% reduction to its original fiscal year 2008-09 estimate. On December 10, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,327.7 million, a decrease of $229.7 million, and a 12.7% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on December 11, 2008 mandated an across the board reduction of General Fund appropriations of 7% for all agencies except where prohibited by proviso and approved a 7% reduction of the Local Government Fund. On March 11, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,263.3 million, a decrease of $64.4 million, and a 13.6% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on March 18, 2009 mandated an across the board reduction of General Fund appropriations of 2% for all agencies except where prohibited by proviso. On June 11, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,171.3 million, a decrease of $92.0 million, and a 14.8% reduction to its original fiscal year 2008-2009 estimate.

Through June 30, 2009, total General Fund revenue collections year to date were under the fiscal year 2008-09 revised revenue plan adopted on June 11, 2009 by $112.4 million or 1.9%, and were under prior year collections for the same period by $828.0 million or 12.5%.

The General Reserve Fund balance at the beginning of fiscal year 2007-08 was $167.7 million and was increased during fiscal year 2007-08 by $19.0 million. Accordingly, the $91.7 million withdrawal at year-end, net of an increase during fiscal year 2008-09 by $12.9 million, leaves the reserve currently funded at $108.1 million. In accordance with the State Constitution, the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State’s Budgetary General Fund revenues for the latest completed fiscal year. The State’s audited Comprehensive Annual Financial Report for fiscal year ended June 30, 2008 can be found at http://www.cg.state.sc.us.

Fiscal Year Ending June 30, 2010

The State Board of Economic Advisors recently cut their estimate of tax revenues for fiscal year ending June 30, 2010 to $5.47 billion, a decrease of 3.5% or $211 million based upon projections that high unemployment will persist and may worsen during the fiscal year.

State’s Economy

The State’s economy was predominantly dependent on agriculture until well into the 20th century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950’s, the State’s economy has undergone a gradual transition to other activities.

Real Gross Domestic Product. At December 31, 2008, principal contributors to the State’s gross domestic product were the trade, transportation and utilities industries (21%), manufacturing (18%), followed by financial activities, and government (15% each). During the years 2002-2007, the fastest growing contributors to the State’s gross domestic product were the information industry (10% average annual growth), followed by retail trade (6%) and professional and business services (5%). Consistent with trends nationwide and in the southeast, manufacturing declined over the period by 4.2% in the State, 3.4% in the southeast, and 4.5% in the nation. The State’s total gross domestic product grew at an average annual growth rate of 1.9% (v. 3.2% for southeastern states, and 2.8% for the nation) from 2002-2007.

Employment. The State’s unemployment rate at December 31, 2008 was 8.3%, up 2.6% from December 31, 2007. By comparison, the unemployment rate was 6.7% for the southeastern states, and 6.7% for the nation. Over the past several years, the State’s unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the state’s unemployment rate are declines in manufacturing jobs and growth in the labor force. While the State’s economy is generating jobs, not enough jobs have been created to address the expanding labor force. The State’s nonagricultural employment increased 1.6% from 2003-2008, to 1.89 million by December, 2008. Strongest job growth through the period 2003-2008 occurred in the professional and business services industry (45,900 jobs, 2.3% average annual growth), followed by trade, government (38,700, 1.2%), education and health services (30,400, 3.2%), trade, transportation and utilities (18,000, 1.0%), leisure and hospitality (13,500, 1.4%), and financial activities (13,200, 2.7%). During the same period, the State’s manufacturing sector declined by 67,600 jobs (2.6%).

Per Capita Income. In 2008, the State’s per capita income increased to $31,798 or 2.7% year over year, compared to an increase of 2.2% for the southeast and 1.9% for the nation. The State’s per capita income was 80.2% of the national (compared to 80.4% in 2007) and 88.8% of the southeast (compared to 88.5% in 2007) per capita income.

Population. The State’s population estimate at December 31, 2008 was almost 4.5 million. The State’s rate of growth in population was 10th fastest in the United States in 2008.

Economic Development. For the calendar year 2008, the South Carolina Department of Commerce reported $4.170 billion in new capital investments that are expected to create about 18,993 new jobs. Over the past three years, 29 percent of those jobs were in the State’s rural areas. Additional details and other information regarding economic development efforts may be found at the South Carolina Department of Commerce website, located at http://www.sccommerce.com.

Litigation

There is presently no litigation challenging the validity of any general obligation debt issued or proposed to be issued by the State. The Attorney General of the State advises that, except as described immediately below, there is neither threatened nor, to his knowledge pending, any litigation which would have any material adverse effect upon the revenues of the State.

Anonymous Taxpayer vs. South Carolina Department of Revenue. A separate anonymous taxpayer protest seeks a refund of income taxes pursuant to the statute providing for tax credits related to Economic Impact Zones. The Department of Revenue (DOR) denied the refund, and the matter came before an Administrative Law Court. The Administrative Law Court allowed a $2,112,640 refund for tax year 1995, but denied the $15,323,257 refund request for tax years 1997 and 1998. Both the taxpayer and DOR are seeking judicial review by the Circuit Court.

Abbeville County School District, et. al. v. State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State’s method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court’s dismissal of all but one of the counts, but reversed the lower court’s dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs requested leave to amend their complaint in this action to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State’s providing additional monies for public education and, possibly, for other purposes. On December 29, 2005, the Court issued a order concluding that the instructional facilities in the school districts are safe and adequate to provide the opportunity for a minimally adequate education; that the State’s curriculum standards at the minimum encompass the knowledge and skills necessary to satisfy the definition for a minimally adequate education; that the State’s system of teacher licensure is sufficient to ensure at least minimally competent teachers to provide instruction consistent with the curriculum standards; that inputs into the educational system, except for the funding of early childhood intervention programs, are sufficient to satisfy the constitutional requirement; that the constitutional requirement of adequate funding is not met by the State as a result of its failure to adequately fund early childhood intervention programs; and that the students in the school districts are denied the opportunity to receive minimally adequate education because of the lack of effective and adequately funded early childhood intervention programs designed to address the impact of poverty on their educational abilities and achievements. Motions for reconsideration were filed in January, 2006, with briefs filed on April 4, 2006. The court has yet to make a decision on the reconsideration request. There is no official estimate of the fiscal impact of any remedial action that will be necessitated by the findings of the Court; however, the General Assembly made provision in the 2006-07 Appropriation Act for $23 million to be expended for the purpose of initially addressing the court’s findings, and further provided for establishment of a committee to study and determine steps necessary to address those findings in future years. The Supreme Court heard oral arguments on June 25, 2008 on the merits of the Trial Court’s decision.

Dean v. South Carolina Department of Public Safety. This class action suit seeks back wages including overtime pay for all hours during which State troopers were on call and during which they were on special duty assignments. The suit seeks payment under the Fair Labor Standards Act (FLSA) and the State Wage Payment Act. The court ruled that this is an “opt in” class, so that it includes all troopers in the State except for the less than 200 who opted out. Questions to be resolved in the case include whether a two or three year statute of limitations applies and whether the period of recovery may be extended back to 1986, the year the FLSA became applicable to the states. The court has ruled that treble damages would not apply to the State, but it has not ruled on the statute of limitations issue. Extensive discovery is proceeding. Settlement discussions have been undertaken. Under the Plaintiffs’ theory of the case, in the event of a loss to the State, the amount could exceed $12 million. The State is vigorously defending this case, but cannot predict its outcome.

Ahrens et al. v. The South Carolina Retirement System and the State of South Carolina. This case is a class action case alleging that provisions in Act No. 153 of the Acts and Joint Resolutions of the General Assembly for the year 2005 (“Act No. 153”) requiring working retirees in the South Carolina Retirement System (“SCRS”) to make employee contributions are unconstitutional and illegal. A circuit court judge has certified the class in this case and issued an order in favor of the plaintiffs. The defendants have filed post-trial motions and if necessary will appeal an adverse ruling. The defendants are also challenging the class definitions. As of May 8, 2009, the Retirement Systems had collected approximately $36 million in the form of retirement contributions from members of the South Carolina Retirement System who retired prior to July 1, 2005 and returned to work. If the Plaintiffs were to prevail, most, if not all of these contributions would be refunded to the members and no future contributions could be collected from them. The Retirement Systems and the State of South Carolina believe their defense is meritorious and is vigorously contesting these claims.

Arnold et al. v. the South Carolina Police Officers Retirement System, the South Carolina Retirement System and the State of South Carolina. This case is a class action case filed on August 9, 2005, alleging that provisions in Act No. 153 of the Acts and Joint Resolutions of the General Assembly for the year 2005 (“Act No. 153”) requiring working retirees in the Police Officers Retirement System (“PORS”) to make employee contributions are unconstitutional and illegal. A circuit court judge has certified the class in this case and issued an order in favor of the plaintiffs. The defendants have filed post-trial motions, and if necessary will appeal an adverse ruling. The defendants are also challenging the class definitions. As of May 8, 2009, the Retirement Systems had collected approximately $11.5 million in the form of retirement contributions from members of the Police Officers Retirement System who retired prior to July 1, 2005 and returned to work. If the Plaintiffs were to prevail, most, if not all of these contributions would be refunded to the members and no future contributions could be collected from them. The Police Officers Retirement System and the State of South Carolina believe their defense is meritorious and is vigorously contesting these claims.

Other Litigation. Certain other legal actions to which the State is a party are discussed in the Notes to the State’s audited financial statements available at www.cg.state.sc.us. Those discussions accurately portray the status and potential impact of such actions, based upon information currently available to the State.

Miscellaneous

South Carolina Lottery. In November, 2000, the State’s electorate approved an amendment to the State Constitution to permit the implementation of a lottery. The amendment was adopted by the South Carolina General Assembly during its 2001 legislative session, and the lottery became operational in January, 2002. As adopted, revised Article XVII, Section 7 of the State Constitution permits lotteries and requires lottery revenues to be applied first to pay all operating expenses and prizes, with the remainder credited to a separate Education Lottery Account in the State Treasury. All account proceeds, including earnings from the investments thereof, which are required to be credited to the Education Lottery Account, must be allocated by the General Assembly only for educational purposes.

The latest information available indicates a total of $270 million net of operating expenses has been transferred to the Education Lottery Account. Monies in the Education Lottery Account must be used to supplement and not supplant existing funds for education including pre-school, elementary, high school, technical and higher teaming programs, scholarships, tuition assistance, libraries, endowed chairs at various institutions of higher learning, and acquisition of school buses.

The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

Virginia

Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). Private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

Section 9 of Article X of the Virginia Constitution provide for the issuance of (a) debt to which the Commonwealth’s full faith and credit is pledged (“general obligation debt”) and (b) debt of the Commonwealth not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not “debt” for constitutional purposes, even though they are classified as long-term indebtedness on the issuer’s financial statements.

The Virginia Constitution authorizes general obligation debt for various purposes, and imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, makes such debt subject to approval in a state-wide election. The restrictions applicable to general obligation debt of the Commonwealth do not apply to obligations for which the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings.

The Virginia Intermediate Municipal Bond Fund also invests in debt obligations issued by Virginia local governments. Local government units in the Commonwealth are comprised of counties, incorporated cities, and incorporated towns. The Commonwealth is unique in that cities and counties are independent of each other and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns may also levy and collect taxes for town purposes but their residents are also subject to county taxes.

Local governments are authorized under the Virginia Constitution to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10 percent of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the “state aid intercept provision” provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth: individual and fiduciary income; corporation income; state sales and use; deeds, contracts, wills and suits; and premiums of insurance companies. Financial accounting (under GAAP) and budgetary account (on a cash basis) is maintained on a June 30 fiscal year basis. On a GAAP basis, the General Fund balance decreased by $780.8 million in fiscal year 2008, a decrease of 39.4 percent from fiscal year 2007.

Fiscal year 2008 state revenue collections were $15.9 million (0.1 percent) above forecast. Major source tax revenues increased by 1.1 percent from fiscal year 2007 to fiscal year 2008. Individual and fiduciary income tax revenues increased by 3.3 percent and there was a 0.9 percent increase in state sales and use taxes, and an 8.2 percent decrease in corporate income taxes. Total General Fund revenues increased by 1.3 percent compared to fiscal year 2007. Declining employment levels, slower income growth, lower consumer confidence, and the continued downward trends in the housing market caused shortfalls against projections of withholding, sales, and recordation taxes in fiscal year 2008. The two General Fund revenue sources most closely tied to current economic activity – payroll withholding and retail sales taxes – experienced a meaningful slowdown in the rate of growth during the second half of fiscal year 2008. On a GAAP accounting basis, overall Virginia state expenditures rose by 6.0 percent in fiscal year 2008, compared to an 8.3 percent increase in fiscal year 2007.

Of the $2,219.8 million General Fund balance at June 30, 2008, $1,019.4 million was reserved for the Revenue Stabilization Fund. Additionally, Virginia deposited an additional $21.3 million in fiscal year 2009 into the Revenue Stabilization Fund (as required in respect of the increase in revenues in 2007). This fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the Revenue Stabilization Fund be included as a component of the General Fund only for financial reporting purposes. During fiscal year 2008, General Fund expenditures exceeded revenues and net transfers by $735.3 million on the cash basis, and $490 million was withdrawn from the Revenue Stabilization Fund in April 2009 to cover the this shortfall.

Virginia’s 2009-2010 biennial budget (enacted in 2008) projected total state resources available for appropriation projected to equal $80.4 billion for fiscal years 2009 and 2010. Lower revenue collections have resulted in required revenue re-estimates and fiscal year 2009 budget reductions. It is anticipated that additional budget reductions will be required during fiscal year 2010.

In July 2009, Virginia’s Secretary of Finance released preliminary revenue data for fiscal year 2009 which indicates that General Fund revenue collections would fall short of projections by $300 million. General Fund revenue collections has been projected to be 7.3% lower in fiscal year 2009 than for fiscal year 2008, total General Fund revenues have actually declined 9.3 percent but through May 2009. Revenue losses in income tax withholding, sales taxes, and recordation taxes during this period were attributable to declines in employment, consumer confidence and the housing market. The Secretary of Finance also noted that local government finances are suffering from both low-growth rates in both local and state revenues and increasing program costs, and that real estate taxes may not raise enough money to cover current local government budgets.

As of May 2009, over $5 billion of federal has been allocated to Virginia under the American Reinvestment and Recovery Act (ARRA). Legislation effective in April 2009 allowed appropriation and spending of ARRA funding by the Virginia General Assembly. The General Assembly has distributed allocations and appropriations across several fiscal years. Approximately 30 percent of the total available AARA funds were allocated to fiscal year 2009, with the remainder either being allocated specifically to fiscal year 2010 or remaining to be allocated to either fiscal year 2010 or 2011.

The Commonwealth’s 2008 population of 7,769,089 was 2.56 percent of the United States’ total. With 39,594 square miles of land area, its 2008 population density was 196.22 persons per square mile, compared with 85.95 persons per square mile for the United States. According to the U.S. Department of Commerce, Bureau of Economic Analysis, in 2008, the Commonwealth had per capita personal income of $42,876, which was greater than the national average of $39,371, the eighth highest state average nationally and the highest of the Southeast region. According to the U.S. Department of Labor, Bureau of Labor Statistics, Virginia had a preliminary unemployment rate of 7.2% percent as of June 2009 compared to 9.5 percent nationally, making the Commonwealth the state with the ninth lowest unemployment rate in June 2009.

Virginia’s bond rating is the best available from the leading ratings agencies at (Aaa/AAA/AAA from Moody’s, Standard & Poor’s, and Fitch Ratings, respectively) for long-term general obligation bonds and has maintained its top rating for such bonds for 70 years, longer than any other state.

The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Columbia Funds has not independently verified any of the information contained in these official statements or documents.